UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-07899
                                   811-07885

Name of Fund: Merrill Lynch S&P 500 Index Fund of Merrill Lynch Index
              Funds, Inc.
              Master S&P 500 Index Series of Quantitative Master Series Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Merrill Lynch S&P 500 Index Fund of Merrill Lynch Index Funds, Inc. and Master S&P 500 Index Series of Quantitative Master Series Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 12/31/06

Date of reporting period: 01/01/06 - 06/30/06

Item 1 - Report to Stockholders

Semi-Annual Report
June 30, 2006

Merrill Lynch
S&P 500 Index Fund
Of Merrill Lynch Index Funds, Inc.

Merrill Lynch S&P 500 Index Fund

Announcement to Shareholders

On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company ("New BlackRock") that will be one of the world's largest asset management firms with over $1 trillion in assets under management (based on combined assets under management as of June 30, 2006) (the "Transaction"). The Transaction is expected to close at the end of the third quarter of 2006, at which time the new company will operate under the BlackRock name. The Fund's/Trust's Board of Directors/Trustees has approved a new investment advisory agreement with BlackRock Advisors, Inc. or its successor on substantially the same terms and for the same advisory fee as the current investment advisory agreement with the Investment Adviser. If the new agreement is approved by the Fund's/Trust's shareholders, BlackRock Advisors, Inc. or its successor is expected to become the investment adviser of the Fund/Trust upon the closing of the Transaction.

Officers and Directors/Trustees

Robert C. Doll, Jr., President and Director/Trustee
Donald W. Burton, Director/Trustee
John Francis O'Brien, Director/Trustee
David H. Walsh, Director/Trustee
Fred G. Weiss, Director/Trustee
Donald C. Burke, Vice President and Treasurer
Debra L. Jelilian, Vice President and Co-Portfolio Manager
Jeffrey L. Russo, Vice President and Co-Portfolio Manager
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

Merrill Lynch Trust Company, FSB
1300 Merrill Lynch Drive
3rd Floor -- MSC 0303
Pennington, NJ 08534

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

--------------------------------------------------------------------------------
Laurie Simon Hodrick resigned as a Director/Trustee of Merrill Lynch Index Funds, Inc. and Quantitative Master Series Trust effective May 1, 2006.
--------------------------------------------------------------------------------


2        MERRILL LYNCH S&P 500 INDEX FUND                JUNE 30, 2006

A Letter From the President

Dear Shareholder

By now, you have probably heard of the important changes unfolding at Merrill Lynch Investment Managers ("MLIM"). We have been communicating with shareholders, via letters like this and in a detailed proxy mailing, about MLIM's impending union with another highly regarded investment manager -- BlackRock, Inc. ("BlackRock"). This transaction marks the next chapter in MLIM's growth story and, we believe, will be a benefit to our investors.

MLIM, a division of Merrill Lynch with over $583 billion in assets under management, is a leading investment manager offering more than 100 investment strategies in vehicles ranging from mutual funds to institutional portfolios. BlackRock, with $464.1 billion in assets under management, is one of the largest publicly traded investment management firms in the United States managing assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products. At the completion of the transaction, which is expected by the end of third quarter 2006, the resultant firm will be a top-10 investment manager worldwide with over $1 trillion in assets under management.*

The combined company, to be known as BlackRock, will provide a wide selection of high-quality investment solutions across a range of asset classes and investment styles. The organization will have over 4,500 employees in 18 countries and a major presence in key markets worldwide. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. The firms share similar values and beliefs -- each strives for excellence in all areas, and both make investment performance their single most important mission. As such, our combination only reinforces our commitment to shareholders.

Most of MLIM's investment products -- including mutual funds, separately managed accounts, annuities and variable insurance funds -- eventually will carry the "BlackRock" name. This will be reflected in newspaper and online information sources beginning in October. Your account statements will reflect the BlackRock name beginning with the October month-end reporting period. Unless otherwise communicated via a proxy statement, your funds will maintain the same investment objectives that they do today. Importantly, the MLIM/BlackRock union will not affect your brokerage account or your relationship with your financial advisor. If you are a client of Merrill Lynch, you will remain a client of Merrill Lynch.

As always, we thank you for entrusting us with your investment assets. We look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.

                                          Sincerely,


                                          /s/ Robert C. Doll, Jr.

                                          Robert C. Doll, Jr.
                                          President and Chief Investment Officer
                                          Merrill Lynch Investment Managers

*     $1.047 trillion in assets under management as of June 30, 2006.

      Data, including assets under management, are as of June 30, 2006.


         MERRILL LYNCH S&P 500 INDEX FUND                JUNE 30, 2006         3

A Discussion With Your Fund's Portfolio Managers

      Amid a volatile investing environment, the Fund was able to meet its objective of closely replicating the returns of the S&P 500 Index during the period.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended June 30, 2006, Merrill Lynch S&P 500 Index Fund's Class A and Class I Shares had total returns of +2.49% and +2.62%, respectively. For the same period, the benchmark Standard & Poor's 500 (S&P 500) Index returned +2.71%.

As the returns indicate, the Fund met its objective of closely tracking the performance of the S&P 500 Index, a market-weighted index composed of 500 common stocks issued by large-capitalization companies in a wide range of businesses. The stocks included in the Index collectively represent a substantial portion of all common stocks publicly traded in the United States. As the value of the S&P 500 Index fluctuated during the past six months, the Fund's performance generally tracked that of the Index.

The Fund's six-month reporting period comprised two very different quarters. Despite considerable volatility entering the new year, U.S. equity markets delivered their best first quarter gains in several years in the first three months of 2006. The S&P 500 Index's 4.21% quarterly advance was the highest since the fourth quarter of 2004 (+9.23%) and the best first quarter since 1999 (+4.98%).

The impetus behind U.S. equity markets' gains in the first quarter was a robust U.S. economy, which rebounded sharply following a slowdown in the last quarter of 2005. Economic growth resiliently forged ahead despite well-publicized headwinds such as rising interest rates, a slowdown in the housing market and wild cards such as bird flu, turbulence in the Middle East and volatile energy markets. First quarter gross domestic product (GDP) grew at an annualized rate of 5.6%, more than triple the previous quarter's GDP increase of 1.7% and the best growth rate since the third quarter of 2003 (7.2%). Business investment expanded at the fastest pace in almost six years in the first quarter. Moreover, consumer spending -- which accounts for more than two-thirds of U.S. economic activity -- rose at a brisk 5.1% pace. In the last quarter of 2005, consumer spending crept forward at a meager 0.9% rate.

A robust corporate sector, distinguished by healthy balance sheets that paved the way for improved capital spending, was a key driver of economic growth as the six-month period got underway. Corporate earnings were up around 16% for the first quarter. Other factors that underpinned a vigorous economy in the first half of the six-month period included higher productivity, a firming labor market characterized by rising wages and a jobless rate near a four-year low, improvements in both consumer confidence and retail sales, and a stable inflationary environment.

A couple of unsurprising 25 basis point (.25%) hikes in the federal funds target rate closed the first and third months of the first quarter. The first, on outgoing Chairman Alan Greenspan's last day, marked the 14th consecutive 25 basis point increase by the Federal Reserve Board (the Fed) since June 2004. The second interest rate hike followed the Fed's first meeting under new Chairman Ben Bernanke, who picked up where Greenspan left off in the measured interest rate-hiking campaign.

The second quarter was a difficult period for investors, with most U.S. equity markets posting losses. The S&P 500 Index retreated 1.44%. As was the case in the first quarter, market volatility continued, but this time leaning in a negative direction. Profit taking and concerns over the medium-term strength of the economy weighed on stock prices. Moreover, equity markets came under pressure from the intensifying headwinds of higher interest rates, rising inflationary expectations, a weakening in personal consumption and the housing market, record energy prices and ongoing unease about the excessive levels of consumer debt, all of which had been present for some time.

As economic activity cooled in the second quarter, consensus estimates for GDP growth neared the long-run trend of 3%. Reduced personal consumption and an end of the five-year U.S. housing boom were largely responsible for the slowdown in economic growth. Residential investment is estimated to have represented as much as half of the growth in the U.S. economy since 2001. However, the corporate sector remained robust. Second-quarter corporate earnings are expected to grow about 12%, which would mark the 12th straight quarter of earnings growth of at least 10%.

Equity markets opened the second quarter strongly and, by early May, the Dow Jones Industrial Average climbed to within 100 points of its all-time high. During April, U.S. equity markets continued to weather -- with little damage -- the maturing headwinds of high commodities prices, increasing


4        MERRILL LYNCH S&P 500 INDEX FUND                JUNE 30, 2006
interest rates, poorer consumption and residential investment, and escalating geopolitical tensions. Commodity prices strengthened in April as oil breached $75 per barrel to reach all-time highs, and gold prices surged to a 25-year peak at above $650 per ounce, as investors looked toward the safe-haven and anti-inflationary factors that make bullion attractive. Also in April, the yield on the bellwether 10-year U.S. Treasury moved above the 5% mark for the first time in almost four years.

Equity markets lost ground in May amid concerns of moderating economic growth, mostly due to weaker trends in housing and personal consumption. Consumer confidence, which had struck a four-year high in April, dipped in May to the lowest level since September of 2005. As widely expected, the Fed carried out its 16th consecutive 25 basis point rate hike on May 10, boosting the short-term interest rate to 5%, the highest mark in more than five years.

Following the Fed's interest rate hike in May, equity markets embarked on a correction, fueled by the preceding factors cited as well as interest rate concerns, a resurgence in inflationary fears and the likelihood of subdued corporate earnings growth for the second half of the year. Equity markets ended the month of June flat, as signs of moderating economic growth mounted amid a worsening slide in consumer sentiment and the housing market. Interest rates on 30-year home mortgages reached a four-year peak. However, the unemployment rate remained at 4.6%, the lowest level since the summer of 2001.

At the end of the period, the Fed carried out its 17th consecutive rate hike, bringing the short-term interest rate to 5.25%. The accompanying statement by the Fed, which omitted the phrase "the committee judges that some further tightening may yet be needed," led many to believe that the current cycle of interest rate hikes may be close to an end. The Fed noted that recent indicators suggest that economic growth is moderating.

Amid an appreciable uptick in inflation data during the second quarter, investor worries over inflation were stoked by the Fed's reference to "elevated" readings on core inflation in its June statement. Consumer prices rose in each of the period's six months. The core rate of inflation (which excludes food and energy prices) registered a fourth straight monthly increase of 0.3% in June, the longest such increase since January - April 1995. For the second quarter, core inflation pressed forward at an annual rate of 3.6%, exceeding the Fed's target zone of 2% or less. Yet, the structural forces that kept a lid on prices over the past several years were still intact as of period-end: globalization, competition and a technology-driven surge in productivity.

The large cap S&P 500 Index's return lagged that of mid-cap and small-cap stocks during the six-month period. The S&P MidCap 400 Index returned +4.24% while the S&P SmallCap 600 Index returned +7.69%. Within the S&P 500, the value style of investing significantly outperformed the growth style for the period, with the S&P 500 Citigroup Value Index returning +6.52% versus the -.94% return of the S&P 500 Citigroup Growth Index.

Turning to sector performance, eight of the 10 S&P 500 Index sectors posted a positive return for the semi-annual period. The top performer was telecommunication services, which was up 13.80%, followed by energy and industrials, with respective returns of +13.71% and +7.06%. Information technology and health care ended in negative territory, with respective returns of -5.86% and -3.80%.

What changes were made to the portfolio during the period?

Throughout the period, as changes were made to the composition of the S&P 500 Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark.

How would you characterize the Fund's position at the close of the period?

After several years of above-average growth, the prevailing data suggest that the economy and corporate earnings are heading toward moderation in 2006. Against this backdrop, the portfolio remains positioned to match the risk characteristics of its benchmark, whatever direction the market takes.

Debra L. Jelilian
Vice President and Co-Portfolio Manager

Jeffrey L. Russo, CFA
Vice President and Co-Portfolio Manager

July 25, 2006


         MERRILL LYNCH S&P 500 INDEX FUND                JUNE 30, 2006         5

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund, which offers two pricing alternatives:

o Class A Shares do not incur an initial sales charge (front-end load) or deferred sales charge and bear no ongoing distribution fee. In addition, Class A Shares are subject to an ongoing account maintenance fee of .25% per year.

o Class I Shares do not incur an initial sales charge (front-end load) or deferred sales charge and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                             6-Month        12-Month     Since Inception
As of June 30, 2006                        Total Return   Total Return    Total Return
========================================================================================
ML S&P 500 Index Fund Class A Shares*          +2.49%         +8.08%         +85.39%
----------------------------------------------------------------------------------------
ML S&P 500 Index Fund Class I Shares*          +2.62          +8.31          +89.67
----------------------------------------------------------------------------------------
S&P 500(R) Index **                            +2.71          +8.63          +95.62
----------------------------------------------------------------------------------------

* Cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception date is 4/03/97.
** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues. Since inception total return is from 4/03/97.

      S&P 500 is a registered trademark of the McGraw-Hill Companies.

Average Annual Total Return

Class A Shares                                                            Return
================================================================================
One Year Ended 6/30/06                                                    +8.08%
--------------------------------------------------------------------------------
Five Years Ended 6/30/06                                                  +1.92
--------------------------------------------------------------------------------
Inception (4/03/97) through 6/30/06                                       +6.91
--------------------------------------------------------------------------------

Class I Shares                                                            Return
================================================================================
One Year Ended 6/30/06                                                    +8.31%
--------------------------------------------------------------------------------
Five Years Ended 6/30/06                                                  +2.16
--------------------------------------------------------------------------------
Inception (4/03/97) through 6/30/06                                       +7.17
--------------------------------------------------------------------------------


6        MERRILL LYNCH S&P 500 INDEX FUND                JUNE 30, 2006

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2006 and held through June 30, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                          Expenses Paid
                                                       Beginning           Ending      During the Period*
                                                    Account Value       Account Value  January 1, 2006 to
                                                   January 1, 2006      June 30, 2006    June 30, 2006
=========================================================================================================
Actual
=========================================================================================================
Class A                                                  $1,000           $1,024.90           $3.03
---------------------------------------------------------------------------------------------------------
Class I                                                  $1,000           $1,026.20           $1.77
=========================================================================================================
Hypothetical (5% annual return before expenses)**
=========================================================================================================
Class A                                                  $1,000           $1,021.91           $3.02
---------------------------------------------------------------------------------------------------------
Class I                                                  $1,000           $1,023.15           $1.77
---------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.60% for Class A and .35% for Class I), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master series in which it invests.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


         MERRILL LYNCH S&P 500 INDEX FUND                JUNE 30, 2006         7

Statement of Assets and Liabilities             Merrill Lynch S&P 500 Index Fund

As of June 30, 2006
==================================================================================================================================
Assets
----------------------------------------------------------------------------------------------------------------------------------
        Investment in Master S&P 500 Index Series (the "Series"), at value
          (identified cost--$1,830,593,171) ................................................                        $2,395,805,928
        Prepaid expenses ...................................................................                                36,471
                                                                                                                    --------------
        Total assets .......................................................................                         2,395,842,399
                                                                                                                    --------------
==================================================================================================================================
Liabilities
----------------------------------------------------------------------------------------------------------------------------------
        Payables:
           Administrative fees .............................................................    $      450,090
           Distributor .....................................................................           180,843
           Other affiliates ................................................................             2,997             633,930
                                                                                                --------------
        Accrued expenses ...................................................................                                69,123
                                                                                                                    --------------
        Total liabilities ..................................................................                               703,053
                                                                                                                    --------------
==================================================================================================================================
Net Assets
----------------------------------------------------------------------------------------------------------------------------------
        Net assets .........................................................................                        $2,395,139,346
                                                                                                                    ==============
==================================================================================================================================
Net Assets Consist of
----------------------------------------------------------------------------------------------------------------------------------
        Class A Shares of Common Stock, $.0001 par value, 250,000,000 shares authorized ....                        $        5,569
        Class I Shares of Common Stock, $.0001 par value, 250,000,000 shares authorized ....                                 9,716
        Paid-in capital in excess of par ...................................................                         2,096,405,502
        Undistributed investment income--net ...............................................    $   18,566,973
        Accumulated realized capital losses allocated from the Series--net .................      (285,061,171)
        Unrealized appreciation allocated from the Series--net .............................       565,212,757
                                                                                                --------------
        Total accumulated earnings--net ....................................................                           298,718,559
                                                                                                                    --------------
        Net Assets .........................................................................                        $2,395,139,346
                                                                                                                    ==============
==================================================================================================================================
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------------
        Class A--Based on net assets of $870,798,524 and 55,694,771 shares outstanding .....                        $        15.64
                                                                                                                    ==============
        Class I--Based on net assets of $1,524,340,822 and 97,163,315 shares outstanding ...                        $        15.69
                                                                                                                    ==============

      See Notes to Financial Statements.


8        MERRILL LYNCH S&P 500 INDEX FUND                JUNE 30, 2006

Statement of Operations                         Merrill Lynch S&P 500 Index Fund

For the Six Months Ended June 30, 2006
==================================================================================================================================
Investment Income
----------------------------------------------------------------------------------------------------------------------------------
        Net investment income allocated from the Series:
           Dividends .......................................................................                        $   22,962,485
           Interest from affiliates ........................................................                               310,874
           Securities lending--net .........................................................                               143,780
           Expenses ........................................................................                              (455,840)
                                                                                                                    --------------
        Total income .......................................................................                            22,961,299
                                                                                                                    --------------
==================================================================================================================================
Expenses
----------------------------------------------------------------------------------------------------------------------------------
        Administration fees ................................................................    $    3,018,598
        Account maintenance fees--Class A ..................................................         1,130,652
        Transfer agent fees ................................................................           642,695
        Printing and shareholder reports ...................................................            70,782
        Registration fees ..................................................................            32,108
        Professional fees ..................................................................            31,820
        Directors' fees and expenses .......................................................            11,798
        Other ..............................................................................            78,048
                                                                                                --------------
        Total expenses .....................................................................                             5,016,501
                                                                                                                    --------------
        Investment income--net .............................................................                            17,944,798
                                                                                                                    --------------
==================================================================================================================================
Realized & Unrealized Gain (Loss) Allocated from the Series--Net
----------------------------------------------------------------------------------------------------------------------------------
        Realized loss on investments, in-kind redemption and financial futures
          contracts--net ...................................................................                           (20,596,728)
        Change in unrealized appreciation/depreciation on investments and financial
          futures contracts--net ...........................................................                            65,206,351
                                                                                                                    --------------
        Total realized and unrealized gain--net ............................................                            44,609,623
                                                                                                                    --------------
        Net Increase in Net Assets Resulting from Operations ...............................                        $   62,554,421
                                                                                                                    ==============

      See Notes to Financial Statements.


         MERRILL LYNCH S&P 500 INDEX FUND                JUNE 30, 2006         9

Statements of Changes in Net Assets             Merrill Lynch S&P 500 Index Fund

                                                                                                   For the Six          For the
                                                                                                  Months Ended         Year Ended
                                                                                                    June 30,          December 31,
Increase (Decrease) in Net Assets:                                                                    2006                2005
==================================================================================================================================
Operations
----------------------------------------------------------------------------------------------------------------------------------
               Investment income--net ......................................................    $   17,944,798      $   36,372,380
               Realized loss--net ..........................................................       (20,596,728)        (20,749,606)
               Change in unrealized appreciation/depreciation--net .........................        65,206,351          98,239,241
                                                                                                ----------------------------------
               Net increase in net assets resulting from operations ........................        62,554,421         113,862,015
                                                                                                ----------------------------------
==================================================================================================================================
Dividends to Shareholders
----------------------------------------------------------------------------------------------------------------------------------
               Investment income--net:
                  Class A ..................................................................                --         (12,092,872)
                  Class I ..................................................................                --         (24,385,969)
                                                                                                ----------------------------------
               Net decrease in net assets resulting from dividends to shareholders .........                --         (36,478,841)
                                                                                                ----------------------------------
==================================================================================================================================
Capital Share Transactions
----------------------------------------------------------------------------------------------------------------------------------
               Net decrease in net assets derived from capital share transactions ..........      (108,233,451)       (229,596,389)
                                                                                                ----------------------------------
==================================================================================================================================
Net Assets
----------------------------------------------------------------------------------------------------------------------------------
               Total decrease in net assets ................................................       (45,679,030)       (152,213,215)
               Beginning of period .........................................................     2,440,818,376       2,593,031,591
                                                                                                ----------------------------------
               End of period* ..............................................................    $2,395,139,346      $2,440,818,376
                                                                                                ==================================
                  * Undistributed investment income--net ...................................    $   18,566,973      $      622,175
                                                                                                ==================================

      See Notes to Financial Statements.


10       MERRILL LYNCH S&P 500 INDEX FUND                JUNE 30, 2006

Financial Highlights                            Merrill Lynch S&P 500 Index Fund

                                                                            Class A
                                          ---------------------------------------------------------------------------
The following per share data               For the Six                         For the Year Ended
and ratios have been derived              Months Ended                            December 31,
from information provided in                June 30,       ----------------------------------------------------------
the financial statements.                     2006            2005            2004            2003            2002
=====================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...   $    15.26      $    14.81      $    13.62      $    10.75      $    14.05
                                           --------------------------------------------------------------------------
Investment income--net*** ..............          .10             .19             .20             .14             .13
Realized and unrealized gain (loss)--net          .28             .46            1.19            2.87           (3.31)
                                           --------------------------------------------------------------------------
Total from investment operations .......          .38             .65            1.39            3.01           (3.18)
                                           --------------------------------------------------------------------------
Less dividends from investment
  income--net ..........................           --            (.20)           (.20)           (.14)           (.12)
                                           --------------------------------------------------------------------------
Net asset value, end of period .........   $    15.64      $    15.26      $    14.81      $    13.62      $    10.75
                                           ==========================================================================
=====================================================================================================================
Total Investment Return
---------------------------------------------------------------------------------------------------------------------
Based on net asset value per share .....         2.49%+          4.38%          10.22%          28.02%         (22.62%)
                                           ==========================================================================
=====================================================================================================================
Ratios to Average Net Assets**
---------------------------------------------------------------------------------------------------------------------
Expenses ...............................          .60%*           .60%            .59%            .61%            .61%
                                           ==========================================================================
Investment income--net .................         1.30%*          1.27%           1.42%           1.19%           1.03%
                                           ==========================================================================
=====================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)   $  870,799      $  896,796      $  939,608      $  880,875      $  648,569
                                           ==========================================================================
Portfolio turnover from the Series .....         2.34%          10.80%           5.84%           3.60%           4.59%
                                           ==========================================================================

                                                                                Class I
                                          -----------------------------------------------------------------------------------
The following per share data              For the Six                              For the Year Ended
and ratios have been derived              Months Ended                                December 31,
from information provided in                June 30,         ----------------------------------------------------------------
the financial statements.                     2006              2005              2004              2003              2002
=============================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...   $    15.29        $    14.84        $    13.64        $    10.76        $    14.08
                                           ----------------------------------------------------------------------------------
Investment income--net*** ..............          .12               .23               .24               .17               .16
Realized and unrealized gain (loss)--net          .28               .46              1.19              2.88             (3.33)
                                           ----------------------------------------------------------------------------------
Total from investment operations .......          .40               .69              1.43              3.05             (3.17)
                                           ----------------------------------------------------------------------------------
Less dividends from investment
  income--net ..........................           --              (.24)             (.23)             (.17)             (.15)
                                           ----------------------------------------------------------------------------------
Net asset value, end of period .........   $    15.69        $    15.29        $    14.84        $    13.64        $    10.76
                                           ==================================================================================
=============================================================================================================================
Total Investment Return
-----------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share .....         2.62%+            4.63%            10.55%            28.35%           (22.51%)
                                           ==================================================================================
=============================================================================================================================
Ratios to Average Net Assets**
-----------------------------------------------------------------------------------------------------------------------------
Expenses ...............................          .35%*             .35%              .34%              .36%              .36%
                                           ==================================================================================
Investment income--net .................         1.55%*            1.52%             1.68%             1.44%             1.27%
                                           ==================================================================================
=============================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)   $1,524,341        $1,544,023        $1,653,423        $1,428,292        $  931,917
                                           ==================================================================================
Portfolio turnover from the Series .....         2.34%            10.80%             5.84%             3.60%             4.59%
                                           ==================================================================================

*     Annualized.
** Includes the Fund's share of the Series' allocated expenses and investment income--net.
***   Based on average shares outstanding.
+     Aggregate total investment return.

      See Notes to Financial Statements.


         MERRILL LYNCH S&P 500 INDEX FUND                JUNE 30, 2006        11

Notes to Financial Statements                   Merrill Lynch S&P 500 Index Fund

1. Significant Accounting Policies:

Merrill Lynch S&P 500 Index Fund (the "Fund") is part of Merrill Lynch Index Funds, Inc. (the "Corporation"). The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified mutual fund. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund seeks to achieve its investment objective by investing all of its assets in Master S&P 500 Index Series (the "Series") of Quantitative Master Series Trust, which has the same investment objective and strategies as the Fund. The value of the Fund's investment in the Series reflects the Fund's proportionate interest in the net assets of the Series. The performance of the Fund is directly affected by the performance of the Series. The financial statements of the Series, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The percentage of the Series owned by the Fund at June 30, 2006 was 93.8%. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold without the imposition of a front-end or deferred sales charge. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A Shares bear certain expenses related to the account maintenance of such shares and have exclusive voting rights with respect to matters relating to their account maintenance expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The Fund records its investment in the Series at fair value. Valuation of securities held by the Series is discussed in Note 1(a) of the Series' Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses -- The Fund records daily its proportionate share of the Series' income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions -- Investment transactions in the Series are accounted for on a trade date basis.

2. Transactions with Affiliates:

The Corporation has entered into an Administrative Services Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .245% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. MLIM has entered into a voluntary arrangement with the Fund under which the expenses incurred by each class of shares of the Fund (excluding account maintenance fees) will not exceed .40%. This arrangement has a one-year term and is renewable.

The Fund may pay a monthly investment advisory fee at an annual rate of .05% based upon the average daily value of the Fund's net assets. However, the Investment Adviser has entered into a contractual agreement with the Fund pursuant to which the investment advisory fee will not be charged to the Fund so long as the Fund remains invested in the Series. As a result, the investment advisory fee has not been accrued and will not be payable by the Fund for the period covered by this report.

The Corporation has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is an indirect, wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plan adopted by the Corporation in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing account maintenance fee. The fee is accrued daily and paid monthly at the annual rate of .25% based upon the average daily net assets of Class A Shares.


12       MERRILL LYNCH S&P 500 INDEX FUND                JUNE 30, 2006

Notes to Financial Statements (concluded)       Merrill Lynch S&P 500 Index Fund

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, also provides account maintenance services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A shareholders.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FAMD, FDS, and/or ML & Co.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including MLIM, to the investment management business of BlackRock, Inc. The transaction is expected to close at the end of the third quarter of 2006.

3. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $108,233,451 and $229,596,389 for the six months ended June 30, 2006 and the year ended December 31, 2005, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Six Months                                      Dollar
Ended June 30, 2006                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................         5,498,342      $  86,656,205
Shares redeemed ..........................        (8,566,321)      (134,760,035)
                                                -------------------------------
Net decrease .............................        (3,067,979)     $ (48,103,830)
                                                ===============================

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended December 31, 2005                             Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................        12,923,712      $ 191,625,954
Shares issued to shareholders in
  reinvestment of dividends ..............           711,901         11,022,539
                                                -------------------------------
Total issued .............................        13,635,613        202,648,493
Shares redeemed ..........................       (18,311,289)      (272,700,248)
                                                -------------------------------
Net decrease .............................        (4,675,676)     $ (70,051,755)
                                                ===============================

-------------------------------------------------------------------------------
Class I Shares for the Six Months                                      Dollar
Ended June 30, 2006                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................        15,625,307      $ 246,359,199
Shares redeemed ..........................       (19,417,068)      (306,488,820)
                                                -------------------------------
Net decrease .............................        (3,791,761)     $ (60,129,621)
                                                ===============================

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended December 31, 2005                             Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................        29,513,490      $ 437,446,074
Shares issued to shareholders in
  reinvestment of dividends ..............         1,521,707         23,608,528
                                                -------------------------------
Total issued .............................        31,035,197        461,054,602
Shares redeemed ..........................       (41,483,347)      (620,599,236)
                                                -------------------------------
Net decrease .............................       (10,448,150)     $(159,544,634)
                                                ===============================

4. Capital Loss Carryforward:

On December 31, 2005, the Fund had a net capital loss carryforward of $150,445,859, of which $4,944,930 expires in 2008, $14,600,496 expires in 2009,
$73,055,477 expires in 2010, $7,823,922 expires in 2011, $21,618,948 expires in
2012 and $28,402,086 expires in 2013. This amount will be available to offset like amounts of any future taxable gains.

5. Subsequent Event:

The Fund paid an ordinary income dividend to holders of Common Stock in the amount of $.004059 per share for each Class on July 19, 2006 to shareholders of record on July 13, 2006.


         MERRILL LYNCH S&P 500 INDEX FUND                JUNE 30, 2006        13

Portfolio Information                                Master S&P 500 Index Series

As of June 30, 2006

S&P 500 Index                                                         Percent of
Sector Representation                                          Total Investments
--------------------------------------------------------------------------------
Financials .................................................           18.9%
Information Technology .....................................           13.0
Health Care ................................................           10.8
Industrials ................................................           10.2
Consumer Discretionary .....................................            9.0
Energy .....................................................            8.9
Consumer Staples ...........................................            8.4
Utilities ..................................................            3.0
Telecommunication Services .................................            2.9
Materials ..................................................            2.7
Other* .....................................................           12.2
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.

      For Series compliance purposes, the Series' sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.


14       MERRILL LYNCH S&P 500 INDEX FUND                JUNE 30, 2006

Summary Schedule of Investments                      Master S&P 500 Index Series

This summary schedule of investments is presented to help investors focus on the Series' principal holdings. It includes the Series' 50 largest holdings and each investment of any issuer that exceeds 1% of the Series' net assets. "Other Securities" represent all issues not required to be disclosed under the rules adopted by the Securities and Exchange Commission. A complete schedule of investments is available without charge, upon request, by calling 800-637-3863 or on the Securities and Exchange Commission's Web site at http://www.sec.gov.

                                            Shares                                                                     Percent of
Industry                                      Held      Common Stocks                                Value             Net Assets
====================================================================================================================================
Aerospace & Defense                        175,620      Boeing Co. (e)                          $    14,385,034            0.6%
                                           222,096      United Technologies Corp.                    14,085,328            0.5
                                                        Other Securities                             32,611,792            1.3
                                                                                                ------------------------------------
                                                                                                     61,082,154            2.4
------------------------------------------------------------------------------------------------------------------------------------
Air Freight & Logistics                    239,100      United Parcel Service, Inc. Class B          19,685,103            0.8
                                                        Other Securities                              7,573,463            0.3
                                                                                                ------------------------------------
                                                                                                     27,258,566            1.1
------------------------------------------------------------------------------------------------------------------------------------
Airlines                                                Other Securities                              2,702,605            0.1
------------------------------------------------------------------------------------------------------------------------------------
Auto Components                                         Other Securities                              3,977,502            0.1
------------------------------------------------------------------------------------------------------------------------------------
Automobiles                                             Other Securities                              9,640,199            0.4
------------------------------------------------------------------------------------------------------------------------------------
Beverages                                  450,228      The Coca-Cola Co.                            19,368,809            0.8
                                           362,988      PepsiCo, Inc.                                21,793,800            0.9
                                                        Other Securities                             14,023,461            0.5
                                                                                                ------------------------------------
                                                                                                     55,186,070            2.2
------------------------------------------------------------------------------------------------------------------------------------
Biotechnology                              259,047      Amgen, Inc. (a)                              16,897,636            0.6
                                                        Other Securities                             14,418,883            0.6
                                                                                                ------------------------------------
                                                                                                     31,316,519            1.2
------------------------------------------------------------------------------------------------------------------------------------
Building Products                                       Other Securities                              4,641,345            0.2
------------------------------------------------------------------------------------------------------------------------------------
Capital Markets                             96,400      Goldman Sachs Group, Inc.                    14,501,452            0.6
                                           203,067      Merrill Lynch & Co., Inc. (b)                14,125,341            0.5
                                           235,898      Morgan Stanley                               14,911,113            0.6
                                                        Other Securities                             43,978,838            1.7
                                                                                                ------------------------------------
                                                                                                     87,516,744            3.4
------------------------------------------------------------------------------------------------------------------------------------
Chemicals                                               Other Securities                             38,508,641            1.5
------------------------------------------------------------------------------------------------------------------------------------
Commercial Banks                           399,565      U.S. Bancorp (e)                             12,338,567            0.5
                                           353,326      Wachovia Corp. (e)                           19,107,870            0.7
                                           369,122      Wells Fargo & Co.                            24,760,704            1.0
                                                        Other Securities                             51,311,450            2.0
                                                                                                ------------------------------------
                                                                                                    107,518,591            4.2
------------------------------------------------------------------------------------------------------------------------------------
Commercial Services & Supplies                          Other Securities                             18,133,232            0.7
------------------------------------------------------------------------------------------------------------------------------------
Communications Equipment                 1,341,071      Cisco Systems, Inc. (a)                      26,191,117            1.0
                                           368,660      QUALCOMM, Inc.                               14,772,206            0.6
                                                        Other Securities                             29,484,962            1.1
                                                                                                ------------------------------------
                                                                                                     70,448,285            2.7
------------------------------------------------------------------------------------------------------------------------------------
Computers & Peripherals                    614,317      Hewlett-Packard Co.                          19,461,563            0.8
                                           340,567      International Business Machines Corp.        26,162,357            1.0
                                                        Other Securities                             40,718,815            1.6
                                                                                                ------------------------------------
                                                                                                     86,342,735            3.4
------------------------------------------------------------------------------------------------------------------------------------
Construction & Engineering                              Other Securities                              1,604,065            0.1
------------------------------------------------------------------------------------------------------------------------------------
Construction Materials                                  Other Securities                              1,649,466            0.1
------------------------------------------------------------------------------------------------------------------------------------
Consumer Finance                           271,084      American Express Co.                         14,427,090            0.6
                                                        Other Securities                             10,525,023            0.4
                                                                                                ------------------------------------
                                                                                                     24,952,113            1.0
------------------------------------------------------------------------------------------------------------------------------------
Containers & Packaging                                  Other Securities                              4,538,561            0.2
------------------------------------------------------------------------------------------------------------------------------------
Distributors                                            Other Securities                              1,537,837            0.1
------------------------------------------------------------------------------------------------------------------------------------
Diversified Consumer Services                           Other Securities                              3,342,108            0.1
------------------------------------------------------------------------------------------------------------------------------------


         MERRILL LYNCH S&P 500 INDEX FUND                JUNE 30, 2006        15

Summary Schedule of Investments (continued)          Master S&P 500 Index Series

                                            Shares                                                                     Percent of
Industry                                      Held      Common Stocks                                Value             Net Assets
====================================================================================================================================
Diversified Financial Services           1,002,534      Bank of America Corp.                   $    48,221,885            1.9%
                                         1,092,136      Citigroup, Inc.                              52,684,641            2.0
                                           769,556      JPMorgan Chase & Co.                         32,321,352            1.3
                                                        Other Securities                              5,539,411            0.2
                                                                                                ------------------------------------
                                                                                                    138,767,289            5.4
------------------------------------------------------------------------------------------------------------------------------------
Diversified Telecommunication              863,735      AT&T, Inc. (e)                               24,089,569            0.9
Services                                   399,834      BellSouth Corp.                              14,473,991            0.6
                                           640,828      Verizon Communications, Inc.                 21,461,330            0.8
                                                        Other Securities                              6,239,920            0.3
                                                                                                ------------------------------------
                                                                                                     66,264,810            2.6
------------------------------------------------------------------------------------------------------------------------------------
Electric Utilities                                      Other Securities                             38,085,918            1.5
------------------------------------------------------------------------------------------------------------------------------------
Electrical Equipment                                    Other Securities                             13,003,024            0.5
------------------------------------------------------------------------------------------------------------------------------------
Electronic Equipment & Instruments                      Other Securities                              7,617,614            0.3
------------------------------------------------------------------------------------------------------------------------------------
Energy Equipment & Services                262,808      Schlumberger Ltd. (e)                        17,111,429            0.7
                                                        Other Securities                             33,783,560            1.3
                                                                                                ------------------------------------
                                                                                                     50,894,989            2.0
------------------------------------------------------------------------------------------------------------------------------------
Food & Staples Retailing                   550,255      Wal-Mart Stores, Inc. (e)                    26,505,783            1.1
                                                        Other Securities                             33,860,299            1.3
                                                                                                ------------------------------------
                                                                                                     60,366,082            2.4
------------------------------------------------------------------------------------------------------------------------------------
Food Products                                           Other Securities                             29,797,679            1.2
------------------------------------------------------------------------------------------------------------------------------------
Gas Utilities                                           Other Securities                                660,133            0.0
------------------------------------------------------------------------------------------------------------------------------------
Health Care Equipment & Supplies           265,140      Medtronic, Inc. (e)                          12,440,369            0.5
                                                        Other Securities                             26,491,355            1.0
                                                                                                ------------------------------------
                                                                                                     38,931,724            1.5
------------------------------------------------------------------------------------------------------------------------------------
Health Care Providers & Services           295,956      UnitedHealth Group, Inc.                     13,252,910            0.5
                                                        Other Securities                             55,075,220            2.2
                                                                                                ------------------------------------
                                                                                                     68,328,130            2.7
------------------------------------------------------------------------------------------------------------------------------------
Health Care Technology                                  Other Securities                              1,203,954            0.0
------------------------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure                           Other Securities                             38,374,551            1.5
------------------------------------------------------------------------------------------------------------------------------------
Household Durables                                      Other Securities                             16,640,500            0.6
------------------------------------------------------------------------------------------------------------------------------------
Household Products                         720,864      The Procter & Gamble Co.                     40,080,038            1.5
                                                        Other Securities                             14,703,084            0.6
                                                                                                ------------------------------------
                                                                                                     54,783,122            2.1
------------------------------------------------------------------------------------------------------------------------------------
IT Services                                             Other Securities                             25,546,780            1.0
------------------------------------------------------------------------------------------------------------------------------------
Independent Power Producers &                           Other Securities                             11,213,540            0.4
Energy Traders
------------------------------------------------------------------------------------------------------------------------------------
Industrial Conglomerates                   165,588      3M Co.                                       13,374,543            0.5
                                         2,284,381      General Electric Co.                         75,293,198            3.0
                                           454,125      Tyco International Ltd.                      12,488,438            0.5
                                                        Other Securities                              2,480,933            0.1
                                                                                                ------------------------------------
                                                                                                    103,637,112            4.1
------------------------------------------------------------------------------------------------------------------------------------
Insurance                                  570,607      American International Group, Inc.           33,694,343            1.3
                                                        Other Securities                             85,482,578            3.4
                                                                                                ------------------------------------
                                                                                                    119,176,921            4.7
------------------------------------------------------------------------------------------------------------------------------------
Internet & Catalog Retail                               Other Securities                              2,475,520            0.1
------------------------------------------------------------------------------------------------------------------------------------
Internet Software & Services                44,670      Google, Inc. Class A (a)                     18,731,471            0.7
                                                        Other Securities                             18,068,451            0.7
                                                                                                ------------------------------------
                                                                                                     36,799,922            1.4
------------------------------------------------------------------------------------------------------------------------------------
Leisure Equipment & Products                            Other Securities                              4,333,389            0.2
------------------------------------------------------------------------------------------------------------------------------------
Life Sciences Tools & Services                          Other Securities                              7,037,576            0.3
------------------------------------------------------------------------------------------------------------------------------------
Machinery                                               Other Securities                             40,243,424            1.6
------------------------------------------------------------------------------------------------------------------------------------


16       MERRILL LYNCH S&P 500 INDEX FUND                JUNE 30, 2006

Summary Schedule of Investments (continued)          Master S&P 500 Index Series

                                            Shares                                                                     Percent of
Industry                                      Held      Common Stocks                                Value             Net Assets
====================================================================================================================================
Media                                      406,343      Comcast Corp. Class A (a)(e)            $    13,303,670            0.5%
                                           940,684      Time Warner, Inc.                            16,273,833            0.6
                                           481,047      Walt Disney Co. (e)                          14,431,410            0.6
                                                        Other Securities                             42,383,794            1.7
                                                                                                ------------------------------------
                                                                                                     86,392,707            3.4
------------------------------------------------------------------------------------------------------------------------------------
Metals & Mining                                         Other Securities                             23,699,235            0.9
------------------------------------------------------------------------------------------------------------------------------------
Multi-Utilities                                         Other Securities                             34,941,289            1.4
------------------------------------------------------------------------------------------------------------------------------------
Multiline Retail                                        Other Securities                             29,147,819            1.1
------------------------------------------------------------------------------------------------------------------------------------
Office Electronics                                      Other Securities                              2,904,436            0.1
------------------------------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                488,560      Chevron Corp. (e)                            30,320,034            1.2
                                           366,660      ConocoPhillips                               24,027,230            1.0
                                         1,333,412      Exxon Mobil Corp. (d)                        81,804,826            3.2
                                                        Other Securities                             69,818,289            2.7
                                                                                                ------------------------------------
                                                                                                    205,970,379            8.1
------------------------------------------------------------------------------------------------------------------------------------
Paper & Forest Products                                 Other Securities                              8,469,415            0.3
------------------------------------------------------------------------------------------------------------------------------------
Personal Products                                       Other Securities                              4,979,843            0.2
------------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals                            335,317      Abbott Laboratories                          14,623,174            0.6
                                           248,277      Eli Lilly & Co.                              13,722,270            0.5
                                           650,477      Johnson & Johnson                            38,976,582            1.5
                                           479,457      Merck & Co., Inc.                            17,466,619            0.7
                                         1,609,681      Pfizer, Inc.                                 37,779,213            1.5
                                           295,699      Wyeth                                        13,131,993            0.5
                                                        Other Securities                             27,051,323            1.1
                                                                                                ------------------------------------
                                                                                                    162,751,174            6.4
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Investment                                  Other Securities                             24,610,704            1.0
Trusts (REITs)
------------------------------------------------------------------------------------------------------------------------------------
Road & Rail                                             Other Securities                             20,349,070            0.8
------------------------------------------------------------------------------------------------------------------------------------
Semiconductors &                         1,288,131      Intel Corp.                                  24,410,082            1.0
Semiconductor Equipment                                 Other Securities                             43,770,147            1.7
                                                                                                ------------------------------------
                                                                                                     68,180,229            2.7
------------------------------------------------------------------------------------------------------------------------------------
Software                                 1,927,324      Microsoft Corp. (d)                          44,906,649            1.7
                                           851,585      Oracle Corp. (a)(e)                          12,339,467            0.5
                                                        Other Securities                             20,025,040            0.8
                                                                                                ------------------------------------
                                                                                                     77,271,156            3.0
------------------------------------------------------------------------------------------------------------------------------------
Specialty Retail                           454,086      Home Depot, Inc.                             16,251,738            0.7
                                                        Other Securities                             36,640,408            1.4
                                                                                                ------------------------------------
                                                                                                     52,892,146            2.1
------------------------------------------------------------------------------------------------------------------------------------
Textiles, Apparel & Luxury Goods                        Other Securities                              8,747,691            0.3
------------------------------------------------------------------------------------------------------------------------------------
Thrifts & Mortgage Finance                              Other Securities                             40,516,182            1.6
------------------------------------------------------------------------------------------------------------------------------------
Tobacco                                    458,718      Altria Group, Inc.                           33,683,663            1.3
                                                        Other Securities                              4,016,062            0.2
                                                                                                ------------------------------------
                                                                                                     37,699,725            1.5
------------------------------------------------------------------------------------------------------------------------------------
Trading Companies & Distributors                        Other Securities                              1,365,048            0.0
------------------------------------------------------------------------------------------------------------------------------------
Wireless Telecommunication Services        658,315      Sprint Nextel Corp. (e)                      13,159,717            0.5
                                                        Other Securities                              5,159,826            0.2
                                                                                                ------------------------------------
                                                                                                     18,319,543            0.7
------------------------------------------------------------------------------------------------------------------------------------
                                                        Total Common Stocks
                                                        (Cost--$1,880,109,847)                    2,525,288,832           98.9
====================================================================================================================================


         MERRILL LYNCH S&P 500 INDEX FUND                JUNE 30, 2006        17

Summary Schedule of Investments (concluded)          Master S&P 500 Index Series

                                        Beneficial                                                                     Percent of
                                          Interest      Short-Term Securities                        Value             Net Assets
====================================================================================================================================
                                      $ 26,888,141      Merrill Lynch Liquidity Series, LLC
                                                        Cash Sweep Series I, 4.78% (b)(f)       $    26,888,141            1.0%
                                       324,612,407      Merrill Lynch Liquidity Series, LLC
                                                        Money Market Series, 5.22% (b)(c)(f)        324,612,407           12.7
------------------------------------------------------------------------------------------------------------------------------------
                                                        Total Short-Term Securities
                                                        (Cost--$351,500,548)                        351,500,548           13.7
------------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$2,231,610,395*)                                                         2,876,789,380          112.6

Liabilities in Excess of Other Assets                                                              (322,828,028)         (12.6)
                                                                                                ------------------------------------
Net Assets                                                                                      $ 2,553,961,352          100.0
                                                                                                ====================================

* The cost and unrealized appreciation (depreciation) of investments as of June 30, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost ..........................................  $2,317,837,216
                                                                 ==============
      Gross unrealized appreciation ...........................  $  683,152,926
      Gross unrealized depreciation ...........................    (124,200,762)
                                                                 --------------
      Net unrealized appreciation .............................  $  558,952,164
                                                                 ==============

(a)   Non-income producing security.
(b) Investments in companies considered to be an affiliate of the Series, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                                       Dividend/
                                                      Net              Interest
      Affiliate                                    Activity             Income
      --------------------------------------------------------------------------
      Merrill Lynch & Co., Inc.                       (38,200)         $111,484
      Merrill Lynch Liquidity Series, LLC
        Cash Sweep Series I                     $  21,232,214          $344,050
      Merrill Lynch Liquidity Series, LLC
        Money Market Series                     $ (10,956,493)         $159,624
      --------------------------------------------------------------------------

(c)   Security was purchased with the cash proceeds from securities loans.
(d) All or a portion of security held as collateral in connection with open financial futures contracts.
(e)   Security, or a portion of security, is on loan.
(f)   Represents the current yield as of 6/30/2006.
o "Other Securities" represent issues that are not identified as the 50 largest holdings of the Series and issues not exceeding 1% of net assets.
o For Series compliance purposes, the Series' industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.
o     Financial futures contracts purchased as of June 30, 2006 were as follows:

      --------------------------------------------------------------------------
      Number of                    Expiration         Face          Unrealized
      Contracts       Issue           Date            Value        Appreciation
      --------------------------------------------------------------------------
                     S&P 500        September
          92          Index           2006         $29,105,139       $321,061
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


18       MERRILL LYNCH S&P 500 INDEX FUND                JUNE 30, 2006

Statement of Assets and Liabilities                  Master S&P 500 Index Series

As of June 30, 2006
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Investments in unaffiliated securities, at value (including securities
             loaned of $315,950,031) (identified cost--$1,871,434,012) .......................                      $ 2,511,163,491
            Investments in affiliated securities, at value (identified cost--$360,176,383) ...                          365,625,889
            Receivables:
               Securities sold ...............................................................   $    31,666,967
               Dividends .....................................................................         2,929,006
               Contributions .................................................................         1,859,948
               Security lending ..............................................................            28,211         36,484,132
                                                                                                 ---------------
            Prepaid expenses and other assets ................................................                               37,933
                                                                                                                    ---------------
            Total assets .....................................................................                        2,913,311,445
                                                                                                                    ---------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
            Collateral on securities loaned, at value ........................................                          324,612,407
            Bank overdraft ...................................................................                              416,729
            Payables:
               Withdrawals ...................................................................        34,010,688
               Variation margin ..............................................................            73,600
               Other affiliates ..............................................................            31,752
               Investment adviser ............................................................             9,786         34,125,826
                                                                                                 ---------------
            Accrued expenses .................................................................                              195,131
                                                                                                                    ---------------
            Total liabilities ................................................................                          359,350,093
                                                                                                                    ---------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets .......................................................................                      $ 2,553,961,352
                                                                                                                    ===============
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
            Investors' capital ...............................................................                      $ 1,908,461,306
            Unrealized appreciation--net .....................................................                          645,500,046
                                                                                                                    ---------------
            Net Assets .......................................................................                      $ 2,553,961,352
                                                                                                                    ===============

      See Notes to Financial Statements.


         MERRILL LYNCH S&P 500 INDEX FUND                JUNE 30, 2006        19

Statement of Operations                              Master S&P 500 Index Series

For the Six Months Ended June 30, 2006
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
            Dividends (including $111,484 from affiliates) ...................................                      $    26,133,709
            Interest from affiliates .........................................................                              344,050
            Securities lending--net ..........................................................                              159,624
                                                                                                                    ---------------
            Total income .....................................................................                           26,637,383
                                                                                                                    ---------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
            Accounting services ..............................................................   $       225,451
            Custodian fees ...................................................................            86,572
            Professional fees ................................................................            80,820
            Investment advisory fees .........................................................            69,840
            Trustees' fees and expenses ......................................................            11,211
            Printing and shareholder reports .................................................             1,404
            Pricing fees .....................................................................                59
            Other ............................................................................            39,944
                                                                                                 ---------------
            Total expenses ...................................................................                              515,301
                                                                                                                    ---------------
            Investment income--net ...........................................................                           26,122,082
                                                                                                                    ---------------
===================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------------------
            Realized gain (loss) on:
               Investments (including $654,654 from affiliates)--net .........................        (5,848,882)
               In-kind redemption--net .......................................................       (17,970,756)
               Financial futures contracts--net ..............................................             1,117        (23,818,521)
                                                                                                 ---------------
            Change in unrealized appreciation/depreciation on:
               Investments--net ..............................................................        85,189,439
               Financial futures contracts--net ..............................................           392,228         85,581,667
                                                                                                 ----------------------------------
            Total realized and unrealized gain--net ..........................................                           61,763,146
                                                                                                                    ---------------
            Net Increase in Net Assets Resulting from Operations .............................                      $    87,885,228
                                                                                                                    ===============

      See Notes to Financial Statements.


20       MERRILL LYNCH S&P 500 INDEX FUND                JUNE 30, 2006

Statements of Changes in Net Assets                  Master S&P 500 Index Series

                                                                                                   For the Six          For the
                                                                                                   Months Ended        Year Ended
                                                                                                     June 30,          December 31,
Increase (Decrease) in Net Assets:                                                                     2006               2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income--net ...........................................................   $    26,122,082    $    55,659,094
            Realized loss--net ...............................................................       (23,818,521)       (28,863,106)
            Change in unrealized appreciation/depreciation--net ..............................        85,581,667        121,726,035
                                                                                                 ----------------------------------
            Net increase in net assets resulting from operations .............................        87,885,228        148,522,023
                                                                                                 ----------------------------------
===================================================================================================================================
Capital Transactions
-----------------------------------------------------------------------------------------------------------------------------------
            Proceeds from contributions ......................................................       340,264,404        829,736,606
            Fair value of withdrawals ........................................................      (819,970,007)      (970,867,967)
                                                                                                 ----------------------------------
            Net decrease in net assets derived from capital transactions .....................      (479,705,603)      (141,131,361)
                                                                                                 ----------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Total increase (decrease) in net assets ..........................................      (391,820,375)         7,390,662
            Beginning of period ..............................................................     2,945,781,727      2,938,391,065
                                                                                                 ----------------------------------
            End of period ....................................................................   $ 2,553,961,352    $ 2,945,781,727
                                                                                                 ==================================

      See Notes to Financial Statements.


         MERRILL LYNCH S&P 500 INDEX FUND                JUNE 30, 2006        21

Financial Highlights                                 Master S&P 500 Index Series

                                                           For the Six                      For the Year Ended
                                                           Months Ended                         December 31,
The following ratios have been derived                       June 30,     --------------------------------------------------------
from information provided in the financial statements.         2006           2005           2004           2003           2002
==================================================================================================================================
Total Investment Return
----------------------------------------------------------------------------------------------------------------------------------
            Total investment return ....................          2.74%+         4.96%         10.90%         28.70%        (22.22%)
                                                           =======================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
            Expenses ...................................           .04%*          .03%           .03%           .04%           .04%
                                                           =======================================================================
            Investment income--net .....................          1.87%*         1.84%          1.99%          1.76%          1.59%
                                                           =======================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands)       $ 2,553,961    $ 2,945,782    $ 2,938,391    $ 2,474,596    $ 1,726,705
                                                           =======================================================================
            Portfolio turnover .........................          2.34%         10.80%          5.84%          3.60%          4.59%
                                                           =======================================================================

*     Annualized.
+     Aggregate total investment return.

      See Notes to Financial Statements.


22       MERRILL LYNCH S&P 500 INDEX FUND                JUNE 30, 2006

Notes to Financial Statements                        Master S&P 500 Index Series

1. Significant Accounting Policies:

Master S&P 500 Index Series (the "Series"), a non-diversified investment company, is part of Quantitative Master Series Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Series, subject to certain limitations. The Series' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Series.

(a) Valuation of investments -- Equity securities that are held by the Series that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Series from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Series employs pricing services to provide certain securities prices for the Series. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Series, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Series are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Series' net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments -- The Series may engage in various portfolio investment strategies to provide liquidity or as a proxy for a direct investment in securities underlying the Series' index. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Series may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date


         MERRILL LYNCH S&P 500 INDEX FUND                JUNE 30, 2006        23

Notes to Financial Statements (continued)            Master S&P 500 Index Series

      and at a specific price or yield. Upon entering into a contract, the Series deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Series may purchase and write call and put options. When the Series writes an option, an amount equal to the premium received by the Series is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

(c) Income taxes -- The Series is classified as a partnership for federal income tax purposes. As such, each investor in the Series is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no federal income tax provision is required. It is intended that the Series' assets will be managed so an investor in the Series can satisfy the requirements of Subchapter M of the Internal Revenue Code.

(d) Security transactions and investment income -- Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(e) Securities lending -- The Series may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Series and any additional required collateral is delivered to the Series on the next business day. Where the Series receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Series typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Series receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Series may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Series could experience delays and costs in gaining access to the collateral. The Series also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(f) Bank overdraft-- The Series recorded a bank overdraft, which resulted from a timing difference of security transaction settlements.


24       MERRILL LYNCH S&P 500 INDEX FUND                JUNE 30, 2006

Notes to Financial Statements (concluded)            Master S&P 500 Index Series

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner of FAM.

FAM is responsible for the management of the Series' portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Series. For such services, the Series pays a monthly fee at an annual rate of .005% of the average daily value of the Series' net assets.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, or its affiliates. As of June 30, 2006, the Series lent securities with a value of $74,483,331 to MLPF&S or its affiliates. Pursuant to that order, the Trust also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Trust and the Series, invest cash collateral received by the Series for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by Merrill Lynch Investment Managers, L.P. ("MLIM"), an affiliate of FAM. For the six months ended June 30, 2006, MLIM, LLC received $67,734 in securities lending agent fees.

Merrill Lynch Trust Company ("MLTC"), a wholly-owned subsidiary of ML & Co., is the Series' custodian.

For the six months ended June 30, 2006, the Series reimbursed FAM $31,857 for certain accounting services.

In addition, MLPF&S received $7 in commissions on the execution of portfolio security transactions for the Fund for the six months ended June 30, 2006.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, MLTC, ML & Co., MLIM, and/or MLIM, LLC.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction is expected to close at the end of the third quarter of 2006.

3. Investments:

Purchases and sales of investments (including in-kind redemptions), excluding short-term securities, for the six months ended June 30, 2006 were $64,744,914 and $557,690,015, respectively.

4. Short-Term Borrowings:

The Trust, on behalf of the Series, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2006. The Series may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Series may borrow up to the maximum amount allowable under the Series' current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Series pays a commitment fee of .07% per annum based on the Series' pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Series' election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Series did not borrow under the credit agreement during the six months ended June 30, 2006.


         MERRILL LYNCH S&P 500 INDEX FUND                JUNE 30, 2006        25

Disclosure of Investment Advisory Agreement

Activities and Composition of the Board of Trustees

All but one member of the Board of Directors of the Fund and the Board of Trustees of the Trust is an independent director/trustee whose only affiliation with Fund Asset Management, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director/trustee of the Fund and the Trust and as a trustee or director of certain other funds advised by the Investment Adviser or its affiliates. The Chairman is an independent director/trustee. New director/trustee nominees are chosen by a Nominating Committee comprised entirely of independent directors/trustees. All independent directors/trustees also are members of each Board's Audit Committee, and the independent directors/trustees meet in executive session at each in-person Board meeting. Each Board and each Board's Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal Board meetings and some of which are informational meetings. Independent counsel to the independent directors/trustees attends all in-person Board and Audit Committee meetings and other meetings at the independent directors'/trustees' request.

Investment Advisory Agreements -- Matters Considered by the Board

Every year, each Board considers approval of the investment advisory agreement with respect to the Fund and the Trust (the "Investment Advisory Agreements"). The Boards assess the nature, scope and quality of the services provided to the Fund and the Trust by the personnel of the Investment Adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Boards also receive and assess information regarding the services provided to the Fund and the Trust by certain unaffiliated service providers.

At various times throughout the year, each Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund and/or the Trust, such as transfer agency fees and fees for marketing and distribution; (b) Fund/Trust operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's/Trust's investment objective, policies and restrictions, and the Fund's/Trust's compliance with its Code of Ethics and compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

Each Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be of high quality. Each Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. Each Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, each Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.

Annual Consideration of Approval by the Boards

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreements, each Board requests and receives materials specifically relating to the Investment Advisory Agreements. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund and the Trust as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Fund; (c) a discussion by the Fund's/Trust's portfolio management team of investment strategies used by the Fund/Trust during its most recent fiscal year;
(d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreements and other relationships with the Fund and the Trust; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to other clients, such as retail insurance funds and collective investment trusts, under similar investment mandates. Each Board also considers other matters it deems important to the approval process, such as payments made to the Investment Adviser or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund/Trust portfolio holdings, the Fund's/Trust's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund and the Trust. Neither Board identified any particular information as controlling, and each member of each Board attributed different weights to the various items considered.

Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's and the Trust's Investment Advisory Agreements in June 2006,


26       MERRILL LYNCH S&P 500 INDEX FUND                JUNE 30, 2006
the independent directors'/trustees' and Boards' review included the following:

Services Provided by the Investment Adviser -- Each Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund and the Trust. Each Board focused primarily on the Investment Adviser's investment advisory services and the Fund's/Trust's investment performance. Each Board compared Fund/Trust performance -- both including and excluding the effects of the Fund's/Trust's fees and expenses -- to the performance of a comparable group of mutual funds and the performance of a relevant index or combination of indexes. While each Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, each Board attaches more importance to performance over relatively long periods of time, typically three to five years. For the periods ended February 28, 2006, the Boards noted that the Fund's/Trust's performance after fees and expenses ranked in the third quintile for each of the one- and three-year periods and in the fourth quintile for the five-year period. Considering these factors, each Board concluded that the nature and quality of the services provided and the Fund's/Trust's performance supported the continuation of the Investment Advisory Agreements.

The Investment Adviser's Personnel and Investment Process -- Each Board reviews at least annually the Fund's/Trust's investment objectives and strategies. Each Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's quantitative index management team the strategies being used to achieve the stated objectives. Among other things, each Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board also reviews the Investment Adviser's compensation policies and practices with respect to the Fund's/Trust's portfolio managers. Each Board also considered the experience of the Fund's/Trust's portfolio managers and noted that Ms. Debra Jelilian and Mr. Jeffrey Russo each has over 10 years of portfolio management experience. Moreover, the Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by the Fund and the Trust. The Board concluded that each of the Fund and the Trust benefits from that expertise.

Management Fees and Other Expenses -- Each Board reviews the Fund's/Trust's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory and administrative service fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. It also compares the Fund's/Trust's total expenses to those of other comparable funds. Each Board considered the services provided to and the fees charged by the Investment Adviser to other clients, such as retail insurance funds and collective investment trusts, with similar investment mandates. The Boards noted that the Fund's/Trust's contractual and actual management fee rates were higher than the medians of contractual and actual management fees charged by comparable funds, as classified by Lipper, and the Fund's/Trust's total expenses were higher than the median total expenses for such comparable funds. Each Board concluded that the Fund's/Trust's management fee rate and overall expense ratio are reasonable when compared to those of other comparable funds.

Profitability -- Each Board considers the cost of the services provided to the Fund and the Trust by the Investment Adviser and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Fund and the Trust and the MLIM/FAM-advised funds. As part of its analysis, each Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and the Trust and concluded that there was a reasonable basis for the allocation. Each Board concluded that the profits of the Investment Adviser and its affiliates are reasonable in relation to the nature and quality of services provided and given the level of fees and expenses overall.

Economies of Scale -- Each Board considered the extent to which economies of scale might be realized as the assets of the Fund and the Trust increase and whether there should be changes in the management fee rate or structure in order to enable the Fund and the Trust to participate in these economies of scale. While the Board concluded that it did not believe that the Fund's and the Trust's assets have reached a level where such economies are effectively available, the Boards noted that they will continue to monitor information relating to economies of scale. The Boards also considered the Investment Adviser's agreement to waive the Fund's advisory fee in the amount of the Fund's share of the investment advisory fee paid by the Trust so long as the Fund remains invested in the Trust. Each Board determined that the management fee structure was reasonable and that no changes were currently necessary.


         MERRILL LYNCH S&P 500 INDEX FUND                JUNE 30, 2006        27

Disclosure of Investment Advisory Agreement (concluded)

Conclusion

After the independent directors/trustees deliberated in executive session, the entire Board of each of the Fund and the Trust, including all of the independent directors/trustees, approved the renewal of the existing Investment Advisory Agreements, concluding that the advisory fees were reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.


28       MERRILL LYNCH S&P 500 INDEX FUND                JUNE 30, 2006

Disclosure of New Investment Advisory Agreement

New BlackRock Investment Advisory Agreements -- Matters Considered by the Boards

Merrill Lynch S&P 500 Index Fund (the "Fund"), a series of Merrill Lynch Index Funds, Inc. (the "Corporation"), is a "feeder" fund that invests all of its assets in the Master S&P 500 Index Series (the "Series") of Quantitative Master Series Trust (the "Trust"), which has the same investment objectives and strategies as the Fund. All investments are made at the Series level.

In connection with the Transaction between Merrill Lynch and BlackRock, the Board of Trustees of the Trust (the "trustees") considered a new investment advisory agreement between the Trust, on behalf of Series, and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). If the Trust's New Investment Advisory Agreement is approved by shareholders, then that agreement will become effective upon the closing of the Transaction, which is expected in the third quarter of 2006.

In addition, in connection with the Transaction, the Board of Directors of the Corporation (the "directors") considered a new investment advisory agreement (together with the new advisory agreement for the Trust, the "New Investment Advisory Agreements") between the Corporation on behalf of the Fund and BlackRock Advisors. If the Fund's New Investment Advisory Agreement is approved by shareholders, then that agreement will become effective upon the closing of the Transaction. Under a contractual arrangement between the Corporation on behalf of the Fund and BlackRock Advisors, however, no management/advisory fee will be charged to the Fund under the Fund's New Investment Advisory Agreement so long as the Fund remains invested in the Series.

Each Board discussed the New Investment Advisory Agreements at telephonic and in-person meetings held during April and May 2006. Each Board, including the independent directors/trustees, approved the New Investment Advisory Agreements on May 8, 2006.

To assist each Board in its consideration of the New Investment Advisory Agreements, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors/trustees, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreements. The additional information was provided in advance of the May 2006 meeting. In addition, the independent directors/trustees consulted with their counsel and counsel for the Corporation and the Trust on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to each Board's deliberations.

At the Board meetings, each Board discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund and the Series. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from each Board. Each Board also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent directors/trustees also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors/trustees met in executive sessions with their counsel to consider the New Investment Advisory Agreements.

In connection with each Board's review of the New Investment Advisory Agreements, Merrill Lynch and/or BlackRock advised the Board about a variety of matters. The advice included the following, among other matters:

o that there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and Series and their shareholders by BlackRock Advisors, including compliance services;

o that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

o that the Fund and the Series should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions(R) brand name;

o that BlackRock has no present intention to alter any applicable expense waivers or reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of the Boards before making any changes;


         MERRILL LYNCH S&P 500 INDEX FUND                JUNE 30, 2006        29

o that BlackRock and Merrill Lynch will enter into an agreement, for an initial three-year period and automatically renewable from year to year thereafter, in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers will continue to offer the Fund as an investment product;

o that BlackRock Advisors will have substantially the same access to the Merrill Lynch sales force when distributing shares of the Fund as is currently provided to the Investment Adviser and that other arrangements between the Investment Adviser and Merrill Lynch sales channels will be preserved;

o that the Fund will have access to BlackRock's network of third party brokers, retirement plan platforms and registered investment advisers;

o that in connection with the Transaction, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 Act (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

o that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund or Series shareholders.

Each Board considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

o the potential benefits to Fund and the Series shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

o the potential for expanding distribution of Fund shares through improved access to third party distribution;

o the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

o     the compliance policies and procedures of BlackRock Advisors;

o the terms and conditions of the New Investment Advisory Agreements, including the fact that neither the schedule of the total advisory and administrative fees for the Fund nor the schedule of the total advisory fees of the Series will increase by virtue of either New Investment Advisory Agreement, but will remain the same;

o that each Board had earlier performed a full annual review of the investment advisory agreements currently in effect for the Series and Fund (the "Current Investment Advisory Agreements") as required by the 1940 Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund and the Series; and that the advisory and/or management fees paid by the Series, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the Board has considered relevant in the exercise of its reasonable judgment; and

o that Merrill Lynch agreed to pay all expenses of the Fund and the Series in connection with each Board's consideration of the New Investment Advisory Agreements and related agreements and all costs of shareholder approval of the New Investment Advisory Agreements and as a result neither the Fund nor the Series would bear any costs in obtaining shareholder approval of the New Investment Advisory Agreements.

Certain of these considerations are discussed in more detail below.

In its review of the New Investment Advisory Agreements, each Board assessed the nature, scope and quality of the services to be provided to the Fund and the Series by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreements, each Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to


30       MERRILL LYNCH S&P 500 INDEX FUND                JUNE 30, 2006

BlackRock Advisors and its affiliates by the Fund and the Series; (b) operating expenses of the Fund and the Series paid to third parties; (c) the resources devoted to and compliance reports relating to the investment objectives, policies and restrictions of the Fund and the Series, and their compliance with their Codes of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meetings to consider approval or renewal of the Current Investment Advisory Agreements, each Board had requested and received materials specifically relating to the Current Investment Advisory Agreements. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund and the Series as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the portfolio management team for the Series on investment strategies used by the Series during its most recent fiscal year; (c) information on the profitability to the Investment Adviser of the Current Investment Advisory Agreements and other payments received by the Investment Adviser and its affiliates from the Fund and the Series; and (d) information provided by the Investment Adviser concerning services related to the valuation and pricing of portfolio holdings of the Series, allocation of brokerage fees, portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund and the Series.

In its deliberations, each Board considered information received in connection with its most recent approval of the Current Investment Advisory Agreements, in addition to information provided by BlackRock and BlackRock Advisors in connection with its evaluation of the terms and conditions of the New Investment Advisory Agreements. The directors/ trustees did not identify any particular information that was all-important or controlling, and each director/trustee attributed different weights to the various factors. Each Board, including a majority of the independent directors/trustees, concluded that the terms of the New Investment Advisory Agreements are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund and the Series, and that the New Investment Advisory Agreements should be approved and recommended to shareholders.

Nature, Quality and Extent of Services Provided -- Each Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund and the Series, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. Each Board focused primarily on the Investment Adviser's investment advisory services and the investment performance of the Fund and the Series, but also considered certain areas in which both the Investment Adviser and the Fund/Series receive services as part of the Merrill Lynch complex. Each Board compared the performance of the Fund and the Series -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. While each Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreements, each Board considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of BlackRock Advisors and how it would affect the Fund and the Series; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund and the Series.

Each Board was given information with respect to the potential benefits to the Fund and the Series and their shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

Each Board was advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund and the Series will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. Each Board was advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and was advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

Based on its review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, each Board determined that the


         MERRILL LYNCH S&P 500 INDEX FUND                JUNE 30, 2006        31
nature and quality of services to be provided to the Fund and the Series under each New Investment Advisory Agreement were expected to be as good or better than that provided under the Current Investment Advisory Agreement of the Series. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. Each Board noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, each Board concluded that, overall, it was satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Fund/Series under the New Investment Advisory Agreement of the Series.

Costs of Services Provided and Profitability -- It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreement of the Series, each Board had received, among other things, a report from Lipper comparing the fees, expenses and performance of the Fund and the Series to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. Each Board reviewed the contractual management fee rate and actual management fee rate of the Fund/Series as a percentage of total assets at common asset levels -- the actual rate includes advisory and the effects of any fee waivers and, for the Fund, administrative service fees -- compared to the other funds in its Lipper category. They also compared the total expenses of the Fund and the Series to those of other comparable funds. The information showed that the Fund and the Series had fees and expenses within the range of fees and expenses of comparable funds. Each Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those for the Fund and the Series. Each Board concluded that the management fee and fee rate and overall expense ratio of the Fund and the Series are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreements, each Board considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on its review of the materials provided and the fact that each New Investment Advisory Agreement, as well as a new administrative agreement between the Corporation on behalf of the Fund and BlackRock Advisors as administrator, is substantially similar to its corresponding current agreement in all material respects, including the rate of compensation, each Board determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. Each Board noted that it was not possible to predict with certainty New BlackRock's future profitability from its relationship with the Fund and the Series.

Each Board discussed with BlackRock Advisors its general methodology to be used in determining New BlackRock's profitability with respect to its relationship with the Fund and the Series. Each Board noted that it expects to receive profitability information from New BlackRock on at least an annual basis and thus be in a position to evaluate whether any adjustments in fees and/or fee breakpoints of the Fund or Series would be appropriate.

Fees and Economies of Scale -- Each Board considered the extent to which economies of scale might be realized as the assets of the Fund and the Series increase and whether there should be changes in the management fee rate or structure in order to enable the Fund and the Series to participate in these economies of scale. Each Board determined that changes were not currently necessary and that the Fund and the Series appropriately participated in these economies of scale.

In reviewing the Transaction, each Board considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreements and the new administrative agreement are substantially similar to the Current Investment Advisory Agreements and the current administrative agreement in all material respects, including the rates of compensation, each Board determined that as a result of the Transaction, neither the total advisory and administrative fees of the Fund nor the total advisory fees of the Series would be higher than the fees under the Current Investment Advisory Agreements and administrative agreement. Each Board noted that in conjunction with its most recent deliberations concerning the Current Investment Advisory Agreements, the Board had determined that the total fees for advisory and administrative services for the Fund and the total fees for advisory services for the Series


32       MERRILL LYNCH S&P 500 INDEX FUND                JUNE 30, 2006
were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Current Investment Advisory Agreement of the Series, each Board had received, among other things, a report from Lipper comparing the fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser to other registered investment company clients for investment management services. Each Board concluded that, because the rate for advisory services for the Series and the rates for advisory and administrative services for the Fund would be no higher than current fee rates, the proposed management fee structures, including any fee waivers, were reasonable and that no additional changes were currently necessary.

Fall-Out Benefits -- In evaluating the fall-out benefits to be received by BlackRock Advisors under each New Investment Advisory Agreement, each Board considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreements. Based on its review of the materials provided, including materials received in connection with their most recent approval of each Current Investment Advisory Agreement, and its discussions with management of the Investment Adviser and BlackRock, each Board determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products and to obtain research services using portfolio transaction brokerage commissions. The Fund's Board also considered possible benefits stemming from the proposal that PFPC Financial Services, an affiliate of BlackRock, serve as transfer agent for the Fund following the Transaction. Each Board noted that any benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Investment Performance -- Each Board considered investment performance for the Fund and the Series. Each Board compared the performance of the Fund and the Series -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Series performance at various levels within the range of performance of comparable funds over different time periods. While each Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. Each Board believed the performance of the Fund and the Series was satisfactory. Also, each Board took into account the investment performance of funds currently advised by BlackRock Advisors. Each Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. Each Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund and the Series.

Conclusion -- After the independent directors of the Corporation, on behalf of the Fund, and trustees of the Trust, on behalf of the Series, deliberated in executive session, each entire Board, including the independent directors/trustees, approved the New Investment Advisory Agreements, concluding that the advisory fee rates were reasonable in relation to the services provided and that the New Investment Advisory Agreements were in the best interests of the shareholders. In approving the New Investment Advisory Agreements, each Board noted that it anticipated reviewing the continuance of the agreements in advance of the expiration of the initial two-year period.

Contingent BlackRock Subadvisory Agreements -- Matters Considered by the Boards

At the telephonic and in-person meetings held during April and May 2006 at which each Board discussed and approved the New Investment Advisory Agreements, the Board of Directors of Merrill Lynch Index Funds, Inc. on behalf of the Fund, including the independent directors, and the Board of Trustees of the Trust on behalf of the Series, including the independent trustees, also discussed and approved contingent subadvisory agreements (the "Contingent Subadvisory Agreements") between the Investment Adviser and BlackRock Advisors (the "BlackRock Subadviser"). The Contingent Subadvisory Agreements are intended to ensure that the Fund and the Series operate with efficient portfolio management services until the closing of the Transaction, in the event that the Boards deem it necessary and in the best interests of the Fund and its shareholders, or the Series and its shareholders, that the BlackRock Subadviser assist in managing the operations of the Fund or the Series during the interim period until the closing of the Transaction. If shareholders approve the Contingent Subadvisory Agreements, they will take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Boards in the period up to the closing of the Transaction. The effectiveness of each


         MERRILL LYNCH S&P 500 INDEX FUND                JUNE 30, 2006        33

Disclosure of New Investment Advisory Agreement (concluded)

Contingent Subadvisory Agreement, therefore, would be contingent on further Board approval after shareholders approve it. Pursuant to each Contingent Subadvisory Agreement, the BlackRock Subadviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Adviser. The Investment Adviser would pay the BlackRock Subadviser out of its own resources. There would be no increase in Fund or Series expenses as a result of either Contingent Subadvisory Agreement.

In making its approval at the May in-person meeting, each Board considered the Contingent Subadvisory Agreements in conjunction with the New Investment Advisory Agreements and reviewed the same information and factors discussed above. Each Board also considered in conjunction with the Contingent Subadvisory Agreements the necessity of ensuring that the Fund and the Series operate with effective management services until the closing of the Transaction. In reviewing the subadvisory fee rate provided in each Contingent Subadvisory Agreement, each Board took note of the fact that both the Investment Adviser and the BlackRock Subadviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of the operations and administration of the Fund/Series and the BlackRock Subadviser would provide advisory services to the Fund/Series under each Contingent Subadvisory Agreement. Each Board also took into account the expected short duration of the term of any Contingent Subadvisory Agreement and the fact that total advisory fees paid by the Fund and the Series would not increase as a result of either Contingent Subadvisory Agreement. Under all of the circumstances, each Board concluded that it was a reasonable allocation of fees for the BlackRock Subadviser to receive 50% of the advisory fee paid by the Fund or Series to the Investment Adviser.

After the independent directors/trustees deliberated in executive session, each entire Board, including the independent directors/trustees, approved each Contingent Subadvisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Subadvisory Agreement was in the best interests of shareholders.


34       MERRILL LYNCH S&P 500 INDEX FUND                JUNE 30, 2006

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


         MERRILL LYNCH S&P 500 INDEX FUND                JUNE 30, 2006        35

[LOGO] Merrill Lynch Investment Managers www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch Index Funds, Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                #Index 4 -- 6/06

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments

Master S&P 500 Index Series
Schedule of Investments as of June 30, 2006

                                                       Shares
Industry                                                 Held      Common Stocks                                          Value
-----------------------------------------------------------------------------------------------------------------------------------
Aerospace & Defense - 2.4%                            175,620      Boeing Co. (e)                                    $   14,385,034
                                                       84,496      General Dynamics Corp.                                 5,531,108
                                                       30,387      Goodrich Corp.                                         1,224,292
                                                      180,377      Honeywell International, Inc.                          7,269,193
                                                       23,974      L-3 Communications Holdings, Inc.                      1,808,119
                                                       75,870      Lockheed Martin Corp.                                  5,442,914
                                                       77,452      Northrop Grumman Corp.                                 4,961,575
                                                       96,374      Raytheon Co.                                           4,295,389
                                                       37,215      Rockwell Collins, Inc.                                 2,079,202
                                                      222,096      United Technologies Corp.                             14,085,328
                                                                                                                     --------------
                                                                                                                         61,082,154
-----------------------------------------------------------------------------------------------------------------------------------
Air Freight & Logistics - 1.1%                         64,808      FedEx Corp.                                            7,573,463
                                                      239,100      United Parcel Service, Inc. Class B                   19,685,103
                                                                                                                     --------------
                                                                                                                         27,258,566
-----------------------------------------------------------------------------------------------------------------------------------
Airlines - 0.1%                                       165,095      Southwest Airlines Co.                                 2,702,605
-----------------------------------------------------------------------------------------------------------------------------------
Auto Components - 0.1%                                 15,430      Cooper Tire & Rubber Co. (e)                             171,890
                                                       47,893      The Goodyear Tire & Rubber Co. (a)                       531,612
                                                       39,820      Johnson Controls, Inc.                                 3,274,000
                                                                                                                     --------------
                                                                                                                          3,977,502
-----------------------------------------------------------------------------------------------------------------------------------
Automobiles - 0.4%                                    431,599      Ford Motor Co. (e)                                     2,990,981
                                                      122,306      General Motors Corp. (e)                               3,643,496
                                                       54,759      Harley-Davidson, Inc.                                  3,005,722
                                                                                                                     --------------
                                                                                                                          9,640,199
-----------------------------------------------------------------------------------------------------------------------------------
Beverages - 2.2%                                      163,985      Anheuser-Busch Cos., Inc.                              7,476,076
                                                       21,888      Brown-Forman Corp. Class B                             1,563,898
                                                      450,228      The Coca-Cola Co.                                     19,368,809
                                                       78,587      Coca-Cola Enterprises, Inc.                            1,600,817
                                                       45,800      Constellation Brands, Inc. Class A (a)                 1,145,000
                                                       15,383      Molson Coors Brewing Co. Class B                       1,044,198
                                                       37,122      Pepsi Bottling Group, Inc.                             1,193,472
                                                      362,988      PepsiCo, Inc.                                         21,793,800
                                                                                                                     --------------
                                                                                                                         55,186,070
-----------------------------------------------------------------------------------------------------------------------------------
Biotechnology - 1.2%                                  259,047      Amgen, Inc. (a)                                       16,897,636
                                                       75,840      Biogen Idec, Inc. (a)(e)                               3,513,667
                                                       54,380      Genzyme Corp. (a)                                      3,319,899
                                                      100,800      Gilead Sciences, Inc. (a)                              5,963,328
                                                       59,852      Medimmune, Inc. (a)                                    1,621,989
                                                                                                                     --------------
                                                                                                                         31,316,519
-----------------------------------------------------------------------------------------------------------------------------------
Building Products - 0.2%                               43,300      American Standard Cos., Inc.                           1,873,591
                                                       93,379      Masco Corp. (e)                                        2,767,754
                                                                                                                     --------------
                                                                                                                          4,641,345
-----------------------------------------------------------------------------------------------------------------------------------
Capital Markets - 3.4%                                 57,076      Ameriprise Financial, Inc.                             2,549,585
                                                      163,495      The Bank of New York Co., Inc.                         5,264,539
                                                       23,411      The Bear Stearns Cos., Inc.                            3,279,413
                                                      238,068      The Charles Schwab Corp.                               3,804,327
                                                       76,300      E*Trade Financial Corp. (a)                            1,741,166
                                                       20,800      Federated Investors, Inc. Class B                        655,200
                                                       36,586      Franklin Resources, Inc.                               3,176,031
                                                       96,400      Goldman Sachs Group, Inc.                             14,501,452
                                                       49,805      Janus Capital Group, Inc.                                891,510
                                                       30,100      Legg Mason, Inc.                                       2,995,552
                                                      116,256      Lehman Brothers Holdings, Inc.                         7,574,078
                                                       87,516      Mellon Financial Corp.                                 3,013,176
                                                      203,067      Merrill Lynch & Co., Inc. (b)                         14,125,341
                                                      235,898      Morgan Stanley                                        14,911,113

Master S&P 500 Index Series
Schedule of Investments as of June 30, 2006

                                                       Shares
Industry                                                 Held      Common Stocks                                          Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                       45,527      Northern Trust Corp. (e)                          $    2,517,643
                                                       77,523      State Street Corp.                                     4,503,311
                                                       53,248      T. Rowe Price Group, Inc.                              2,013,307
                                                                                                                     --------------
                                                                                                                         87,516,744
-----------------------------------------------------------------------------------------------------------------------------------
Chemicals - 1.5%                                       46,847      Air Products & Chemicals, Inc.                         2,994,460
                                                       17,158      Ashland, Inc.                                          1,144,439
                                                      209,176      The Dow Chemical Co.                                   8,164,139
                                                      195,973      E.I. du Pont de Nemours & Co.                          8,152,477
                                                       19,650      Eastman Chemical Co.                                   1,061,100
                                                       46,514      Ecolab, Inc.                                           1,887,538
                                                       21,459      Hercules, Inc. (a)                                       327,464
                                                       19,196      International Flavors & Fragrances, Inc.                 676,467
                                                       60,177      Monsanto Co.                                           5,066,302
                                                       35,987      PPG Industries, Inc.                                   2,375,142
                                                       68,546      Praxair, Inc.                                          3,701,484
                                                       36,803      Rohm & Haas Co.                                        1,844,566
                                                       15,323      Sigma-Aldrich Corp.                                    1,113,063
                                                                                                                     --------------
                                                                                                                         38,508,641
-----------------------------------------------------------------------------------------------------------------------------------
Commercial Banks - 4.2%                                74,603      AmSouth Bancorp                                        1,973,249
                                                      118,800      BB&T Corp.                                             4,940,892
                                                       40,791      Comerica, Inc.                                         2,120,724
                                                       34,200      Commerce Bancorp, Inc. (e)                             1,219,914
                                                       27,202      Compass Bancshares, Inc.                               1,512,431
                                                      123,756      Fifth Third Bancorp                                    4,572,784
                                                       33,600      First Horizon National Corp.                           1,350,720
                                                       54,329      Huntington Bancshares, Inc. (e)                        1,281,078
                                                       91,010      KeyCorp                                                3,247,237
                                                       19,600      M&T Bank Corp.                                         2,311,232
                                                       46,700      Marshall & Ilsley Corp. (e)                            2,136,058
                                                      126,456      National City Corp. (e)                                4,576,443
                                                       99,292      North Fork Bancorp., Inc.                              2,995,640
                                                       67,868      PNC Financial Services Group, Inc.                     4,762,298
                                                       97,254      Regions Financial Corp.                                3,221,052
                                                       78,599      SunTrust Banks, Inc. (e)                               5,993,960
                                                       61,751      Synovus Financial Corp.                                1,653,692
                                                      399,565      U.S. Bancorp (e)                                      12,338,567
                                                      353,326      Wachovia Corp. (e)                                    19,107,870
                                                      369,122      Wells Fargo & Co.                                     24,760,704
                                                       18,502      Zions Bancorp.                                         1,442,046
                                                                                                                     --------------
                                                                                                                        107,518,591
-----------------------------------------------------------------------------------------------------------------------------------
Commercial Services & Supplies - 0.7%                  55,978      Allied Waste Industries, Inc. (a)                        635,910
                                                       22,558      Avery Dennison Corp.                                   1,309,717
                                                      229,525      Cendant Corp.                                          3,738,962
                                                       35,702      Cintas Corp.                                           1,419,512
                                                       29,202      Equifax, Inc.                                          1,002,797
                                                       24,339      Monster Worldwide, Inc. (a)                            1,038,302
                                                       48,782      Pitney Bowes, Inc.                                     2,014,697
                                                       42,095      RR Donnelley & Sons Co.                                1,344,935
                                                       36,011      Robert Half International, Inc.                        1,512,462
                                                      114,714      Waste Management, Inc.                                 4,115,938
                                                                                                                     --------------
                                                                                                                         18,133,232
-----------------------------------------------------------------------------------------------------------------------------------
Communications Equipment - 2.7%                        22,565      ADC Telecommunications, Inc. (a)                         380,446
                                                       37,839      Andrew Corp. (a)                                         335,254
                                                       99,282      Avaya, Inc. (a)                                        1,133,800

Master S&P 500 Index Series
Schedule of Investments as of June 30, 2006

                                                       Shares
Industry                                                 Held      Common Stocks                                          Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                      117,395      Ciena Corp. (a)                                   $      564,670
                                                    1,341,071      Cisco Systems, Inc. (a)                               26,191,117
                                                       44,443      Comverse Technology, Inc. (a)                            878,638
                                                      343,475      Corning, Inc. (a)                                      8,308,660
                                                      345,487      JDS Uniphase Corp. (a)                                   874,082
                                                      129,500      Juniper Networks, Inc. (a)                             2,070,705
                                                      988,758      Lucent Technologies, Inc. (a)                          2,392,794
                                                      550,569      Motorola, Inc.                                        11,093,965
                                                      368,660      QUALCOMM, Inc.                                        14,772,206
                                                      109,087      Tellabs, Inc. (a)                                      1,451,948
                                                                                                                     --------------
                                                                                                                         70,448,285
-----------------------------------------------------------------------------------------------------------------------------------
Computers & Peripherals - 3.4%                        189,234      Apple Computer, Inc. (a)                              10,809,046
                                                      499,016      Dell, Inc. (a)                                        12,180,981
                                                      534,654      EMC Corp. (a)                                          5,865,154
                                                       66,198      Gateway, Inc. (a)                                        125,776
                                                      614,317      Hewlett-Packard Co.                                   19,461,563
                                                      340,567      International Business Machines Corp.                 26,162,357
                                                       20,539      Lexmark International, Inc. Class A (a)                1,146,692
                                                       38,736      NCR Corp. (a)                                          1,419,287
                                                       86,221      Network Appliance, Inc. (a)(e)                         3,043,601
                                                       43,216      QLogic Corp. (a)                                         745,044
                                                       45,400      Sandisk Corp. (a)                                      2,314,492
                                                      739,456      Sun Microsystems, Inc. (a)                             3,068,742
                                                                                                                     --------------
                                                                                                                         86,342,735
-----------------------------------------------------------------------------------------------------------------------------------
Construction & Engineering - 0.1%                      17,261      Fluor Corp.                                            1,604,065
-----------------------------------------------------------------------------------------------------------------------------------
Construction Materials - 0.1%                          21,147      Vulcan Materials Co.                                   1,649,466
-----------------------------------------------------------------------------------------------------------------------------------
Consumer Finance - 1.0%                               271,084      American Express Co.                                  14,427,090
                                                       65,867      Capital One Financial Corp.                            5,628,335
                                                       92,530      SLM Corp.                                              4,896,688
                                                                                                                     --------------
                                                                                                                         24,952,113
-----------------------------------------------------------------------------------------------------------------------------------
Containers & Packaging - 0.2%                          23,860      Ball Corp.                                               883,774
                                                       22,236      Bemis Co.                                                680,866
                                                       32,625      Pactiv Corp. (a)                                         807,469
                                                       17,969      Sealed Air Corp.                                         935,826
                                                       28,706      Temple-Inland, Inc.                                    1,230,626
                                                                                                                     --------------
                                                                                                                          4,538,561
-----------------------------------------------------------------------------------------------------------------------------------
Distributors - 0.1%                                    36,914      Genuine Parts Co.                                      1,537,837
-----------------------------------------------------------------------------------------------------------------------------------
Diversified Consumer Services - 0.1%                   28,400      Apollo Group, Inc. Class A (a)                         1,467,428
                                                       78,570      H&R Block, Inc. (e)                                    1,874,680
                                                                                                                     --------------
                                                                                                                          3,342,108
-----------------------------------------------------------------------------------------------------------------------------------
Diversified Financial Services - 5.4%               1,002,534      Bank of America Corp.                                 48,221,885
                                                       46,800      CIT Group, Inc.                                        2,447,172
                                                    1,092,136      Citigroup, Inc.                                       52,684,641
                                                      769,556      JPMorgan Chase & Co.                                  32,321,352
                                                       56,780      Moody's Corp.                                          3,092,239
                                                                                                                     --------------
                                                                                                                        138,767,289
-----------------------------------------------------------------------------------------------------------------------------------
Diversified Telecommunication Services - 2.6%         863,735      AT&T, Inc. (e)                                        24,089,569
                                                      399,834      BellSouth Corp.                                       14,473,991
                                                       27,577      CenturyTel, Inc.                                       1,024,486
                                                       85,518      Citizens Communications Co.                            1,116,010
                                                       28,575      Embarq Corp. (a)                                       1,171,289
                                                      361,945      Qwest Communications International Inc. (a)(e)         2,928,135
                                                      640,828      Verizon Communications, Inc.                          21,461,330
                                                                                                                     --------------
                                                                                                                         66,264,810
-----------------------------------------------------------------------------------------------------------------------------------

Master S&P 500 Index Series
Schedule of Investments as of June 30, 2006

                                                       Shares
Industry                                                 Held      Common Stocks                                          Value
-----------------------------------------------------------------------------------------------------------------------------------
Electric Utilities - 1.5%                              32,520      Allegheny Energy, Inc. (a)                        $    1,205,516
                                                       93,120      American Electric Power Co., Inc.                      3,189,360
                                                       70,099      Edison International                                   2,733,861
                                                       48,655      Entergy Corp.                                          3,442,341
                                                      151,528      Exelon Corp.                                           8,611,336
                                                       95,314      FPL Group, Inc. (e)                                    3,944,093
                                                       70,416      FirstEnergy Corp.                                      3,817,251
                                                       78,664      PPL Corp. (e)                                          2,540,847
                                                       18,832      Pinnacle West Capital Corp.                              751,585
                                                       61,826      Progress Energy, Inc. (e)                              2,650,481
                                                      162,223      The Southern Co. (e)                                   5,199,247
                                                                                                                     --------------
                                                                                                                         38,085,918
-----------------------------------------------------------------------------------------------------------------------------------
Electrical Equipment - 0.5%                            41,744      American Power Conversion Corp.                          813,591
                                                       19,252      Cooper Industries Ltd. Class A                         1,788,896
                                                       91,348      Emerson Electric Co.                                   7,655,876
                                                       38,115      Rockwell Automation, Inc.                              2,744,661
                                                                                                                     --------------
                                                                                                                         13,003,024
-----------------------------------------------------------------------------------------------------------------------------------
Electronic Equipment & Instruments - 0.3%              98,254      Agilent Technologies, Inc. (a)                         3,100,896
                                                       34,964      Jabil Circuit, Inc.                                      895,078
                                                       37,362      Molex, Inc. (e)                                        1,254,242
                                                      135,663      Sanmina-SCI Corp. (a)                                    624,050
                                                      186,412      Solectron Corp. (a)                                      637,529
                                                       51,400      Symbol Technologies, Inc.                                554,606
                                                       18,736      Tektronix, Inc.                                          551,213
                                                                                                                     --------------
                                                                                                                          7,617,614
-----------------------------------------------------------------------------------------------------------------------------------
Energy Equipment & Services - 2.0%                     65,400      BJ Services Co.                                        2,436,804
                                                       71,544      Baker Hughes, Inc. (e)                                 5,855,876
                                                      113,104      Halliburton Co.                                        8,393,448
                                                       62,330      Nabors Industries Ltd. (a)(e)                          2,106,131
                                                       36,836      National Oilwell Varco, Inc. (a)(e)                    2,332,456
                                                       27,579      Noble Corp. (e)                                        2,052,429
                                                       27,972      Rowan Cos., Inc.                                         995,523
                                                      262,808      Schlumberger Ltd. (e)                                 17,111,429
                                                       69,741      Transocean, Inc. (a)(e)                                5,601,597
                                                       80,800      Weatherford International Ltd. (a)                     4,009,296
                                                                                                                     --------------
                                                                                                                         50,894,989
-----------------------------------------------------------------------------------------------------------------------------------
Food & Staples Retailing - 2.4%                       182,036      CVS Corp.                                              5,588,505
                                                       98,824      Costco Wholesale Corp. (e)                             5,645,815
                                                      156,524      The Kroger Co.                                         3,421,615
                                                       40,532      SUPERVALU Inc.                                         1,244,332
                                                      129,700      SYSCO Corp. (e)                                        3,963,632
                                                       95,158      Safeway, Inc.                                          2,474,108
                                                      550,255      Wal-Mart Stores, Inc. (e)                             26,505,783
                                                      216,024      Walgreen Co.                                           9,686,516
                                                       28,400      Whole Foods Market, Inc.                               1,835,776
                                                                                                                     --------------
                                                                                                                         60,366,082
-----------------------------------------------------------------------------------------------------------------------------------
Food Products - 1.2%                                  141,434      ArcherDanielsMidland Co.                               5,838,396
                                                       47,935      Campbell Soup Co.                                      1,778,868
                                                      103,978      ConAgra Foods, Inc.                                    2,298,954
                                                       30,700      Dean Foods Co. (a)                                     1,141,733
                                                       73,060      General Mills, Inc.                                    3,774,280
                                                       66,536      HJ Heinz Co.                                           2,742,614
                                                       43,756      The Hershey Co. (e)                                    2,409,643
                                                       59,065      Kellogg Co. (e)                                        2,860,518
                                                       28,800      McCormick & Co., Inc.                                    966,240

Master S&P 500 Index Series
Schedule of Investments as of June 30, 2006

                                                       Shares
Industry                                                 Held      Common Stocks                                          Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                      165,541      Sara Lee Corp.                                    $    2,651,967
                                                       58,300      Tyson Foods, Inc. Class A                                866,338
                                                       54,412      Wm. Wrigley Jr. Co.                                    2,468,128
                                                                                                                     --------------
                                                                                                                         29,797,679
-----------------------------------------------------------------------------------------------------------------------------------
Gas Utilities - 0.0%                                    9,154      Nicor, Inc.                                              379,891
                                                        7,804      Peoples Energy Corp.                                     280,242
                                                                                                                     --------------
                                                                                                                            660,133
-----------------------------------------------------------------------------------------------------------------------------------
Health Care Equipment & Supplies - 1.5%                 9,387      Bausch & Lomb, Inc.                                      460,338
                                                      138,427      Baxter International, Inc.                             5,088,577
                                                       53,095      Becton Dickinson & Co.                                 3,245,697
                                                       59,035      Biomet, Inc.                                           1,847,205
                                                      258,471      Boston Scientific Corp. (a)                            4,352,652
                                                       25,618      CR Bard, Inc.                                          1,876,775
                                                       32,611      Hospira, Inc. (a)                                      1,400,316
                                                      265,140      Medtronic, Inc. (e)                                   12,440,369
                                                       74,888      St. Jude Medical, Inc. (a)                             2,427,869
                                                       68,610      Stryker Corp.                                          2,889,167
                                                       51,177      Zimmer Holdings, Inc. (a)                              2,902,759
                                                                                                                     --------------
                                                                                                                         38,931,724
-----------------------------------------------------------------------------------------------------------------------------------
Health Care Providers & Services - 2.7%               128,968      Aetna, Inc.                                            5,149,692
                                                       50,486      AmerisourceBergen Corp.                                2,116,373
                                                       92,591      Cardinal Health, Inc.                                  5,956,379
                                                       94,735      Caremark Rx, Inc.                                      4,724,434
                                                       24,696      Cigna Corp.                                            2,432,803
                                                       38,700      Coventry Health Care, Inc. (a)                         2,126,178
                                                       29,600      Express Scripts, Inc. (a)                              2,123,504
                                                       83,596      HCA, Inc.                                              3,607,167
                                                       59,800      Health Management Associates, Inc. Class A             1,178,658
                                                       34,104      Humana, Inc. (a)                                       1,831,385
                                                       29,100      Laboratory Corp. of America Holdings (a)(e)            1,810,893
                                                       18,704      Manor Care, Inc.                                         877,592
                                                       67,884      McKesson Corp.                                         3,209,556
                                                       66,901      Medco Health Solutions, Inc. (a)                       3,832,089
                                                       31,800      Patterson Cos., Inc. (a)                               1,110,774
                                                       39,300      Quest Diagnostics, Inc. (e)                            2,354,856
                                                       98,337      Tenet Healthcare Corp. (a)                               686,392
                                                      295,956      UnitedHealth Group, Inc.                              13,252,910
                                                      136,684      WellPoint, Inc. (a)                                    9,946,495
                                                                                                                     --------------
                                                                                                                         68,328,130
-----------------------------------------------------------------------------------------------------------------------------------
Health Care Technology - 0.0%                          44,840      IMS Health, Inc.                                       1,203,954
-----------------------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure - 1.5%                   90,580      Carnival Corp. (e)                                     3,780,809
                                                       33,507      Darden Restaurants, Inc.                               1,320,176
                                                       41,030      Harrah's Entertainment, Inc.                           2,920,515
                                                       80,431      Hilton Hotels Corp.                                    2,274,589
                                                       78,420      International Game Technology                          2,975,255
                                                       78,854      Marriott International, Inc. Class A                   3,005,914
                                                      265,818      McDonald's Corp.                                       8,931,485
                                                      163,024      Starbucks Corp. (a)                                    6,155,786
                                                       44,668      Starwood Hotels & Resorts Worldwide, Inc.              2,695,267
                                                       21,472      Wendy's International, Inc.                            1,251,603
                                                       60,934      Yum! Brands, Inc.                                      3,063,152
                                                                                                                     --------------
                                                                                                                         38,374,551
-----------------------------------------------------------------------------------------------------------------------------------

Master S&P 500 Index Series
Schedule of Investments as of June 30, 2006

                                                       Shares
Industry                                                 Held      Common Stocks                                          Value
-----------------------------------------------------------------------------------------------------------------------------------
Household Durables - 0.6%                              19,242      Black & Decker Corp.                              $    1,625,179
                                                       29,468      Centex Corp.                                           1,482,240
                                                       60,000      DR Horton, Inc.                                        1,429,200
                                                       30,915      Fortune Brands, Inc.                                   2,195,274
                                                       15,000      Harman International Industries, Inc.                  1,280,550
                                                       14,622      KB HOME                                                  670,419
                                                       40,516      Leggett & Platt, Inc.                                  1,012,090
                                                       33,522      Lennar Corp. Class A                                   1,487,371
                                                       57,054      Newell Rubbermaid, Inc.                                1,473,705
                                                       51,572      Pulte Homes, Inc.                                      1,484,758
                                                       12,352      Snap-On, Inc.                                            499,268
                                                       16,843      The Stanley Works                                        795,326
                                                       14,581      Whirlpool Corp.                                        1,205,120
                                                                                                                     --------------
                                                                                                                         16,640,500
-----------------------------------------------------------------------------------------------------------------------------------
Household Products - 2.1%                              36,498      Clorox Co.                                             2,225,283
                                                      108,681      Colgate-Palmolive Co.                                  6,509,992
                                                       96,723      Kimberly-Clark Corp.                                   5,967,809
                                                      720,864      The Procter & Gamble Co.                              40,080,038
                                                                                                                     --------------
                                                                                                                         54,783,122
-----------------------------------------------------------------------------------------------------------------------------------
IT Services - 1.0%                                     22,800      Affiliated Computer Services, Inc. Class A (a)         1,176,708
                                                      126,580      Automatic Data Processing, Inc.                        5,740,403
                                                       37,850      Computer Sciences Corp. (a)                            1,833,454
                                                       30,714      Convergys Corp. (a)                                      598,923
                                                      111,587      Electronic Data Systems Corp. (e)                      2,684,783
                                                      164,600      First Data Corp.                                       7,413,584
                                                       43,392      Fiserv, Inc. (a)                                       1,968,261
                                                       78,358      Paychex, Inc.                                          3,054,395
                                                       29,173      Sabre Holdings Corp. Class A                             641,806
                                                       69,182      Unisys Corp. (a)                                         434,463
                                                                                                                     --------------
                                                                                                                         25,546,780
-----------------------------------------------------------------------------------------------------------------------------------
Independent Power Producers & Energy                  140,060      The AES Corp. (a)                                      2,584,107
Traders - 0.4%                                         42,649      Constellation Energy Group, Inc.                       2,325,223
                                                       90,671      Dynegy, Inc. Class A (a)                                 495,970
                                                       97,144      TXU Corp.                                              5,808,240
                                                                                                                     --------------
                                                                                                                         11,213,540
-----------------------------------------------------------------------------------------------------------------------------------
Industrial Conglomerates - 4.1%                       165,588      3M Co.                                                13,374,543
                                                    2,284,381      General Electric Co.                                  75,293,198
                                                       26,914      Textron, Inc.                                          2,480,933
                                                      454,125      Tyco International Ltd.                               12,488,438
                                                                                                                     --------------
                                                                                                                        103,637,112
-----------------------------------------------------------------------------------------------------------------------------------
Insurance - 4.7%                                       66,610      ACE Ltd.                                               3,369,800
                                                       22,266      AMBAC Financial Group, Inc.                            1,805,773
                                                       67,685      AON Corp. (e)                                          2,356,792
                                                      108,999      Aflac, Inc.                                            5,052,104
                                                      135,444      The Allstate Corp.                                     7,412,850
                                                      570,607      American International Group, Inc.                    33,694,343
                                                       88,106      Chubb Corp.                                            4,396,489
                                                       37,291      Cincinnati Financial Corp.                             1,753,050
                                                       80,000      Genworth Financial, Inc. Class A                       2,787,200
                                                       65,725      Hartford Financial Services Group, Inc.                5,560,335
                                                       67,816      Lincoln National Corp.                                 3,827,535
                                                       96,570      Loews Corp.                                            3,423,407
                                                       33,945      MBIA, Inc.                                             1,987,480
                                                      118,998      Marsh & McLennan Cos., Inc.                            3,199,856
                                                      167,642      MetLife, Inc. (e)                                      8,584,947

Master S&P 500 Index Series
Schedule of Investments as of June 30, 2006

                                                       Shares
Industry                                                 Held      Common Stocks                                          Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                       65,700      Principal Financial Group, Inc.                   $    3,656,205
                                                      172,000      The Progressive Corp.                                  4,422,120
                                                      111,500      Prudential Financial, Inc.                             8,663,550
                                                       30,522      Safeco Corp.                                           1,719,915
                                                      150,827      The St. Paul Travelers Cos., Inc.                      6,723,868
                                                       23,656      Torchmark Corp.                                        1,436,392
                                                       66,367      UnumProvident Corp. (e)                                1,203,234
                                                       34,905      XL Capital Ltd. Class A                                2,139,676
                                                                                                                     --------------
                                                                                                                        119,176,921
-----------------------------------------------------------------------------------------------------------------------------------
Internet & Catalog Retail - 0.1%                       64,000      Amazon.com, Inc. (a)(e)                                2,475,520
-----------------------------------------------------------------------------------------------------------------------------------
Internet Software & Services - 1.4%                   254,800      eBay, Inc. (a)(e)                                      7,463,092
                                                       44,670      Google, Inc. Class A (a)                              18,731,471
                                                       58,700      VeriSign, Inc. (a)                                     1,360,079
                                                      280,160      Yahoo!, Inc. (a)                                       9,245,280
                                                                                                                     --------------
                                                                                                                         36,799,922
-----------------------------------------------------------------------------------------------------------------------------------
Leisure Equipment & Products - 0.2%                    19,364      Brunswick Corp.                                          643,853
                                                       69,053      Eastman Kodak Co.                                      1,642,080
                                                       36,994      Hasbro, Inc.                                             669,961
                                                       83,434      Mattel, Inc.                                           1,377,495
                                                                                                                     --------------
                                                                                                                          4,333,389
-----------------------------------------------------------------------------------------------------------------------------------
Life Sciences Tools & Services - 0.3%                  43,055      Applera Corp. - Applied Biosystems Group               1,392,829
                                                       30,000      Fisher Scientific International (a)                    2,191,500
                                                        9,155      Millipore Corp. (a)                                      576,673
                                                       22,884      PerkinElmer, Inc.                                        478,276
                                                       35,157      Thermo Electron Corp. (a)(e)                           1,274,090
                                                       25,320      Waters Corp. (a)                                       1,124,208
                                                                                                                     --------------
                                                                                                                          7,037,576
-----------------------------------------------------------------------------------------------------------------------------------
Machinery - 1.6%                                      149,888      Caterpillar, Inc. (e)                                 11,163,658
                                                        8,709      Cummins, Inc.                                          1,064,675
                                                       55,950      Danaher Corp. (e)                                      3,598,704
                                                       48,898      Deere & Co.                                            4,082,494
                                                       42,959      Dover Corp.                                            2,123,463
                                                       36,250      Eaton Corp.                                            2,733,250
                                                       38,492      ITT Corp.                                              1,905,354
                                                       86,342      Illinois Tool Works, Inc.                              4,101,245
                                                       77,496      Ingersoll-Rand Co. Class A                             3,315,279
                                                       14,858      Navistar International Corp. (a)                         365,655
                                                       36,174      PACCAR, Inc.                                           2,980,014
                                                       26,103      Pall Corp.                                               730,884
                                                       26,788      Parker Hannifin Corp.                                  2,078,749
                                                                                                                     --------------
                                                                                                                         40,243,424
-----------------------------------------------------------------------------------------------------------------------------------
Media - 3.4%                                          160,181      CBS Corp. Class B                                      4,332,896
                                                      117,754      Clear Channel Communications, Inc.                     3,644,486
                                                      406,343      Comcast Corp. Class A (a)(e)                          13,303,670
                                                       57,805      Comcast Corp. Special Class A (a)                      1,894,848
                                                       16,819      Dow Jones & Co., Inc.                                    588,833
                                                       18,800      EW Scripps Co. Class A                                   811,032
                                                       47,479      Gannett Co., Inc.                                      2,655,500
                                                       85,430      Interpublic Group of Cos., Inc. (a)                      713,341
                                                       80,216      The McGraw-Hill Cos., Inc.                             4,029,250
                                                       10,521      Meredith Corp.                                           521,210
                                                       31,047      New York Times Co. Class A                               761,893
                                                      533,300      News Corp. Class A                                    10,228,694
                                                       34,697      Omnicom Group                                          3,091,156
                                                      940,684      Time Warner, Inc.                                     16,273,833

Master S&P 500 Index Series
Schedule of Investments as of June 30, 2006

                                                       Shares
Industry                                                 Held      Common Stocks                                          Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                       41,142      Tribune Co.                                       $    1,334,235
                                                       54,771      Univision Communications, Inc. Class A (a)             1,834,829
                                                      165,781      Viacom, Inc. Class B (a)                               5,941,591
                                                      481,047      Walt Disney Co. (e)                                   14,431,410
                                                                                                                     --------------
                                                                                                                         86,392,707
-----------------------------------------------------------------------------------------------------------------------------------
Metals & Mining - 0.9%                                187,545      Alcoa, Inc.                                            6,068,956
                                                       17,728      Allegheny Technologies, Inc.                           1,227,487
                                                       40,334      Freeport-McMoRan Copper & Gold, Inc. Class B           2,234,907
                                                       94,886      Newmont Mining Corp.                                   5,022,316
                                                       69,064      Nucor Corp.                                            3,746,722
                                                       43,076      Phelps Dodge Corp.                                     3,539,124
                                                       26,522      United States Steel Corp.                              1,859,723
                                                                                                                     --------------
                                                                                                                         23,699,235
-----------------------------------------------------------------------------------------------------------------------------------
Multi-Utilities - 1.4%                                 41,981      Ameren Corp.                                           2,120,041
                                                       57,614      CMS Energy Corp. (a)                                     745,525
                                                       66,270      Centerpoint Energy, Inc.                                 828,375
                                                       48,025      Consolidated Edison, Inc. (e)                          2,134,231
                                                       35,038      DTE Energy Co.                                         1,427,448
                                                       72,853      Dominion Resources, Inc.                               5,448,676
                                                      273,146      Duke Energy Corp. (e)                                  8,022,298
                                                       33,461      KeySpan Corp.                                          1,351,824
                                                       51,637      NiSource, Inc.                                         1,127,752
                                                       83,177      PG&E Corp.                                             3,267,193
                                                          900      Progress Energy, Inc. (a)                                    252
                                                       57,964      Public Service Enterprise Group, Inc.                  3,832,580
                                                       52,938      Sempra Energy                                          2,407,620
                                                       40,996      TECO Energy, Inc.                                        612,480
                                                       84,202      Xcel Energy, Inc.                                      1,614,994
                                                                                                                     --------------
                                                                                                                         34,941,289
-----------------------------------------------------------------------------------------------------------------------------------
Multiline Retail - 1.1%                                24,095      Big Lots, Inc. (a)                                       411,543
                                                       17,664      Dillard's, Inc. Class A                                  562,598
                                                       66,350      Dollar General Corp.                                     927,573
                                                       40,664      Family Dollar Stores, Inc.                               993,422
                                                      115,480      Federated Department Stores (e)                        4,226,568
                                                       54,398      JC Penney Co., Inc.                                    3,672,409
                                                       71,609      Kohl's Corp. (a)                                       4,233,524
                                                       52,272      Nordstrom, Inc.                                        1,907,928
                                                       20,407      Sears Holdings Corp. (a)                               3,159,820
                                                      185,235      Target Corp. (e)                                       9,052,434
                                                                                                                     --------------
                                                                                                                         29,147,819
-----------------------------------------------------------------------------------------------------------------------------------
Office Electronics - 0.1%                             208,802      Xerox Corp. (a)                                        2,904,436
-----------------------------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels - 8.1%                     96,922      Anadarko Petroleum Corp.                               4,622,210
                                                       68,542      Apache Corp.                                           4,677,992
                                                       79,000      Chesapeake Energy Corp. (e)                            2,389,750
                                                      488,560      Chevron Corp. (e)                                     30,320,034
                                                      366,660      ConocoPhillips                                        24,027,230
                                                       39,000      Consol Energy, Inc.                                    1,822,080
                                                      100,894      Devon Energy Corp.                                     6,095,007
                                                       55,640      EOG Resources, Inc.                                    3,858,078
                                                      145,515      El Paso Corp.                                          2,182,725
                                                    1,333,412      Exxon Mobil Corp. (d)                                 81,804,826
                                                       48,801      Hess Corp.                                             2,579,133
                                                       48,468      Kerr-McGee Corp.                                       3,361,256
                                                       25,334      Kinder Morgan, Inc.                                    2,530,613
                                                       78,872      Marathon Oil Corp.                                     6,570,038

Master S&P 500 Index Series
Schedule of Investments as of June 30, 2006

                                                       Shares
Industry                                                 Held      Common Stocks                                          Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                       39,600      Murphy Oil Corp.                                  $    2,212,056
                                                       92,329      Occidental Petroleum Corp.                             9,468,339
                                                       27,970      Sunoco, Inc.                                           1,938,041
                                                      137,400      Valero Energy Corp.                                    9,139,848
                                                      124,286      Williams Cos., Inc.                                    2,903,321
                                                       78,333      XTO Energy, Inc.                                       3,467,802
                                                                                                                     --------------
                                                                                                                        205,970,379
-----------------------------------------------------------------------------------------------------------------------------------
Paper & Forest Products - 0.3%                        107,662      International Paper Co.                                3,477,483
                                                       30,528      Louisiana-Pacific Corp.                                  668,563
                                                       42,772      MeadWestvaco Corp.                                     1,194,622
                                                       50,261      Weyerhaeuser Co. (e)                                   3,128,747
                                                                                                                     --------------
                                                                                                                          8,469,415
-----------------------------------------------------------------------------------------------------------------------------------
Personal Products - 0.2%                               15,892      Alberto-Culver Co. Class B                               774,258
                                                      101,360      Avon Products, Inc.                                    3,142,160
                                                       27,500      The Estee Lauder Cos., Inc. Class A                    1,063,425
                                                                                                                     --------------
                                                                                                                          4,979,843
-----------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals - 6.4%                                335,317      Abbott Laboratories                                   14,623,174
                                                       31,864      Allergan, Inc.                                         3,417,733
                                                       22,100      Barr Pharmaceuticals, Inc. (a)                         1,053,949
                                                      423,661      Bristol-Myers Squibb Co. (e)                          10,955,873
                                                      248,277      Eli Lilly & Co.                                       13,722,270
                                                       75,464      Forest Laboratories, Inc. (a)                          2,919,702
                                                      650,477      Johnson & Johnson                                     38,976,582
                                                       48,855      King Pharmaceuticals, Inc. (a)                           830,535
                                                      479,457      Merck & Co., Inc.                                     17,466,619
                                                       53,500      Mylan Laboratories                                     1,070,000
                                                    1,609,681      Pfizer, Inc.                                          37,779,213
                                                      329,525      Schering-Plough Corp.                                  6,270,861
                                                       22,881      Watson Pharmaceuticals, Inc. (a)                         532,670
                                                      295,699      Wyeth                                                 13,131,993
                                                                                                                     --------------
                                                                                                                        162,751,174
-----------------------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts (REITs) - 1.0%           18,600      Apartment Investment & Management Co. Class A            808,170
                                                       44,100      Archstone-Smith Trust                                  2,243,367
                                                       19,800      Boston Properties, Inc.                                1,789,920
                                                       73,064      Equity Office Properties Trust (e)                     2,667,567
                                                       69,640      Equity Residential                                     3,114,997
                                                            4      Host Marriott Corp.                                           87
                                                       43,900      Kimco Realty Corp.                                     1,601,911
                                                       38,100      Plum Creek Timber Co., Inc.                            1,352,550
                                                       59,000      ProLogis                                               3,075,080
                                                       21,700      Public Storage, Inc.                                   1,647,030
                                                       43,500      Simon Property Group, Inc. (e)                         3,607,890
                                                       27,700      Vornado Realty Trust                                   2,702,135
                                                                                                                     --------------
                                                                                                                         24,610,704
-----------------------------------------------------------------------------------------------------------------------------------
Road & Rail - 0.8%                                     80,994      Burlington Northern Santa Fe Corp. (e)                 6,418,775
                                                       45,778      CSX Corp.                                              3,224,602
                                                       86,042      Norfolk Southern Corp.                                 4,579,155
                                                       12,774      Ryder System, Inc.                                       746,385
                                                       57,876      Union Pacific Corp.                                    5,380,153
                                                                                                                     --------------
                                                                                                                         20,349,070
-----------------------------------------------------------------------------------------------------------------------------------
Semiconductors & Semiconductor                        111,047      Advanced Micro Devices, Inc. (a)                       2,711,768
Equipment - 2.7%                                       84,390      Altera Corp. (a)                                       1,481,045
                                                       79,816      Analog Devices, Inc. (e)                               2,565,286
                                                      339,676      Applied Materials, Inc. (e)                            5,529,925
                                                       91,321      Broadcom Corp. Class A (a)(e)                          2,744,196

Master S&P 500 Index Series
Schedule of Investments as of June 30, 2006

                                                       Shares
Industry                                                 Held      Common Stocks                                          Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                       86,958      Freescale Semiconductor, Inc. Class B (a)         $    2,556,565
                                                    1,288,131      Intel Corp.                                           24,410,082
                                                       39,137      Kla-Tencor Corp. (e)                                   1,626,925
                                                       79,066      LSI Logic Corp. (a)                                      707,641
                                                       60,699      Linear Technology Corp. (e)                            2,032,810
                                                       67,260      Maxim Integrated Products, Inc. (e)                    2,159,719
                                                      129,868      Micron Technology, Inc. (a)(e)                         1,955,812
                                                       77,972      National Semiconductor Corp.                           1,859,632
                                                       34,600      Novellus Systems, Inc. (a)                               854,620
                                                       81,040      Nvidia Corp. (a)                                       1,725,342
                                                       37,154      PMC-Sierra, Inc. (a)                                     349,248
                                                       40,032      Teradyne, Inc. (a)                                       557,646
                                                      348,572      Texas Instruments, Inc.                               10,558,246
                                                       79,193      Xilinx, Inc. (e)                                       1,793,721
                                                                                                                     --------------
                                                                                                                         68,180,229
-----------------------------------------------------------------------------------------------------------------------------------
Software - 3.0%                                       126,850      Adobe Systems, Inc. (a)(e)                             3,851,166
                                                       52,628      Autodesk, Inc. (a)                                     1,813,561
                                                       46,820      BMC Software, Inc. (a)                                 1,118,998
                                                      107,512      CA, Inc. (e)                                           2,209,372
                                                       36,605      Citrix Systems, Inc. (a)                               1,469,325
                                                       75,949      Compuware Corp. (a)                                      508,858
                                                       63,900      Electronic Arts, Inc. (a)                              2,750,256
                                                       34,152      Intuit, Inc. (a)                                       2,062,439
                                                    1,927,324      Microsoft Corp. (d)                                   44,906,649
                                                       80,824      Novell, Inc. (a)                                         535,863
                                                      851,585      Oracle Corp. (a)(e)                                   12,339,467
                                                       22,146      Parametric Technology Corp. (a)                          281,476
                                                      220,317      Symantec Corp. (a)                                     3,423,726
                                                                                                                     --------------
                                                                                                                         77,271,156
-----------------------------------------------------------------------------------------------------------------------------------
Specialty Retail - 2.1%                                42,032      AutoNation, Inc. (a)                                     901,166
                                                       14,077      AutoZone, Inc. (a)                                     1,241,591
                                                       56,724      Bed Bath & Beyond, Inc. (a)(e)                         1,881,535
                                                       91,569      Best Buy Co., Inc. (e)                                 5,021,644
                                                       38,223      Circuit City Stores, Inc.                              1,040,430
                                                      132,013      The Gap, Inc.                                          2,297,026
                                                      454,086      Home Depot, Inc.                                      16,251,738
                                                       79,094      Limited Brands (e)                                     2,024,015
                                                      166,840      Lowe's Cos., Inc. (e)                                 10,122,183
                                                       67,458      Office Depot, Inc. (a)                                 2,563,404
                                                       19,224      OfficeMax, Inc.                                          783,378
                                                       34,298      RadioShack Corp.                                         480,172
                                                       21,292      The Sherwin-Williams Co.                               1,010,944
                                                      158,751      Staples, Inc.                                          3,860,824
                                                      105,348      TJX Cos., Inc. (e)                                     2,408,255
                                                       30,401      Tiffany & Co.                                          1,003,841
                                                                                                                     --------------
                                                                                                                         52,892,146
-----------------------------------------------------------------------------------------------------------------------------------
Textiles, Apparel & Luxury Goods - 0.3%                81,900      Coach, Inc. (a)                                        2,448,810
                                                       26,760      Jones Apparel Group, Inc.                                850,700
                                                       21,038      Liz Claiborne, Inc.                                      779,668
                                                       38,210      Nike, Inc. Class B                                     3,095,010
                                                       23,167      VF Corp.                                               1,573,503
                                                                                                                     --------------
                                                                                                                          8,747,691
-----------------------------------------------------------------------------------------------------------------------------------
Thrifts & Mortgage Finance - 1.6%                     130,710      Countrywide Financial Corp.                            4,977,437
                                                      216,573      Fannie Mae                                            10,417,161
                                                      147,303      Freddie Mac                                            8,397,744

Master S&P 500 Index Series
Schedule of Investments as of June 30, 2006

                                                       Shares
Industry                                                 Held      Common Stocks                                          Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                       59,896      Golden West Financial Corp. (e)                   $    4,444,283
                                                       20,180      MGIC Investment Corp.                                  1,311,700
                                                       79,485      Sovereign Bancorp, Inc.                                1,614,340
                                                      205,211      Washington Mutual, Inc. (e)                            9,353,517
                                                                                                                     --------------
                                                                                                                         40,516,182
-----------------------------------------------------------------------------------------------------------------------------------
Tobacco - 1.5%                                        458,718      Altria Group, Inc.                                    33,683,663
                                                       21,100      Reynolds American, Inc. (e)                            2,432,830
                                                       35,035      UST, Inc.                                              1,583,232
                                                                                                                     --------------
                                                                                                                         37,699,725
-----------------------------------------------------------------------------------------------------------------------------------
Trading Companies & Distributors - 0.0%                18,145      WW Grainger, Inc.                                      1,365,048
-----------------------------------------------------------------------------------------------------------------------------------
Wireless Telecommunication Services - 0.7%             80,837      Alltel Corp.                                           5,159,826
                                                      658,315      Sprint Nextel Corp. (e)                               13,159,717
                                                                                                                     --------------
                                                                                                                         18,319,543
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   Total Common Stocks
                                                                   (Cost - $1,880,109,847) - 98.9%                    2,525,288,832
-----------------------------------------------------------------------------------------------------------------------------------

                                                   Beneficial
                                                     Interest      Short-Term Securities
-----------------------------------------------------------------------------------------------------------------------------------
                                                 $ 26,888,141      Merrill Lynch Liquidity Series, LLC
                                                                   Cash Sweep Series I, 4.78% (b)(f)                     26,888,141
                                                  324,612,407      Merrill Lynch Liquidity Series, LLC
                                                                   Money Market Series, 5.22% (b)(c)(f)                 324,612,407
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   Total  Short-Term Securities
                                                                   (Cost - $351,500,548) - 13.7%                        351,500,548
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   Total Investments
                                                                   (Cost - $2,231,610,395*) - 112.6%                  2,876,789,380

                                                                   Liabilities in Excess of Other Assets - (12.6%)     (322,828,028)
                                                                                                                     --------------
                                                                   Net Assets - 100.0%                               $2,553,961,352
                                                                                                                     ==============

* The cost and unrealized appreciation (depreciation) of investments as of June 30, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost                                            $ 2,317,837,216
                                                                ===============
      Gross unrealized appreciation                             $   683,152,926
      Gross unrealized depreciation                                (124,200,762)
                                                                ---------------
      Net unrealized appreciation                               $   558,952,164
                                                                ===============

(a)   Non-income producing security.
(b) Investments in companies considered to be an affiliate of the Series, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      ---------------------------------------------------------------------------------------------------------
                                                                                                      Dividend/
                                                                                    Net               Interest
      Affiliate                                                                   Activity             Income
      ---------------------------------------------------------------------------------------------------------
      Merrill Lynch & Co., Inc.                                                      (38,200)     $     111,484
      Merrill Lynch Liquidity Series, LLC Cash Sweep Series I                  $  21,232,214      $     344,050
      Merrill Lynch Liquidity Series, LLC Money Market Series                  $ (10,956,493)     $     159,624
      ---------------------------------------------------------------------------------------------------------

(c)   Security was purchased with the cash proceeds from securities loans.
(d) All or a portion of security held as collateral in connection with open financial futures contracts.
(e)   Security, or a portion of security, is on loan.
(f)   Represents the current yield as of 6/30/2006.
o For Series compliance purposes, the Series' industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

Master S&P 500 Index Series
Schedule of Investments as of June 30, 2006

o     Financial futures contracts purchased as of June 30, 2006 were as follows:

      -------------------------------------------------------------------------------------------------------
      Number of                                     Expiration               Face                  Unrealized
      Contracts                Issue                   Date                 Value                Appreciation
      -------------------------------------------------------------------------------------------------------
          92               S&P 500 Index          September 2006         $ 29,105,139              $ 321,061
      -------------------------------------------------------------------------------------------------------

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch S&P 500 Index Fund of Merrill Lynch Index Funds, Inc. and Master S&P 500 Index Series of Quantitative Master Series Trust


By: /s/ Robert C. Doll, Jr.
    --------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch S&P 500 Index Fund of Merrill Lynch Index Funds, Inc. and Master S&P 500 Index Series of Quantitative Master Series Trust

Date: August 23, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    --------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch S&P 500 Index Fund of Merrill Lynch Index Funds, Inc. and Master S&P 500 Index Series of Quantitative Master Series Trust

Date: August 23, 2006


By: /s/ Donald C. Burke
    --------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Merrill Lynch S&P 500 Index Fund of Merrill Lynch Index Funds, Inc. and Master S&P 500 Index Series of Quantitative Master Series Trust

Date: August 23, 2006